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SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
OXBORO MEDICAL INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

[LOGO]

February 21, 2000

TO OUR SHAREHOLDERS:

    You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Oxboro Medical International, Inc. This meeting will be held on Thursday, March 16, 2000, at 4:00 p.m., Central Standard Time, at the Company's offices, 13828 Lincoln Street, N.E., Ham Lake, Minnesota 55304. Details concerning the meeting are presented in the Notice of Annual Meeting and Proxy Statement which follow.

    Your vote is important. We encourage you to read the Proxy Statement and sign and return your proxy card in the prepaid envelope provided, so that your shares will be represented at the meeting.

Sincerely,

/s/ Matthew E. Bellin

Matthew E. Bellin
President

13828 Lincoln Street N.E. Ham Lake, Minnesota 55304

Oxboro Medical International, Inc.
13828 Lincoln Street N.E.
Ham Lake, Minnesota 55304

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
March 16, 2000

    Notice is hereby given that the Annual Meeting of Shareholders of Oxboro Medical International, Inc. (the "Company") will be held at the Company's offices, 13828 Lincoln Street N.E., Ham Lake, Minnesota 55304, on Thursday, March 16, 2000 at 4:00 p.m., local time, for the following purposes:

  1.
  To elect one director to hold office as a Class I director for a three-year term or until a successor has been elected or appointed.

  2.
  To adopt an amendment to the Articles of Incorporation of the Company, as amended, for the purpose of changing the name of the Company to "Oxboro Medical, Inc."

  3.
  To adopt an amendment to the Articles of Incorporation of the Company, as amended, for the purpose of increasing the number of authorized shares of Common Stock to twenty million (20,000,000).

  4.
  To adopt an amendment to the Articles of Incorporation of the Company, as amended, for the purpose of authorizing five million (5,000,000) undesignated shares.

  5.
  To adopt an amendment to the Articles of Incorporation of the Company, as amended, for the purpose of reducing the supermajority voting provisions.

  6.
  To adopt an amendment to the Articles of Incorporation of the Company, as amended, for the purpose of electing not to be subject to the provisions of the Minnesota Business Combinations Statute.

  7.
  To adopt an amendment to the Articles of Incorporation of the Company, as amended, for the purpose of electing not to be subject to the provisions of the Minnesota Control Share Acquisition Statutes.

  8.
  To adopt an amendment to the Articles of Incorporation of the Company, as amended, to permit directors to take written action under certain circumstances by less than unanimous consent.

  9.
  To approve the Oxboro Medical International, Inc. 2000 Stock Option Plan.

  10.
  To transact any other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on January 18, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

    It is important that your shares be represented and voted at the Annual Meeting and you are invited to attend. A majority of the outstanding shares of the Company's Common Stock must be represented either in person or by proxy to constitute a quorum for the conduct of business at the meeting. Accordingly, shareholders who do not expect to be present in person at the Annual Meeting are urged to complete, date, sign and return the accompanying Proxy in the enclosed, self-addressed envelope.

                      By Order of the Board of Directors,

                      Robert S. Garin, Chairman

Ham Lake, Minnesota
February 21, 2000

To ensure your representation at the Annual Meeting, please sign, date and return your proxy in the enclosed envelope, whether or not you expect to attend in person. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire. This proxy is solicited on behalf of the Board of Directors of the Company.

Oxboro Medical International, Inc.
13828 Lincoln Street N.E.
Ham Lake, Minnesota 55304

PROXY STATEMENT

    The Board of Directors of Oxboro Medical International, Inc. (the "Company") is soliciting your proxy for use at the 2000 Annual Meeting of Shareholders to be held on Thursday, March 16, 2000 or any adjournment or adjournments thereof. This Proxy Statement and the enclosed form of proxy will be mailed to shareholders commencing on or about February 21, 2000.

GENERAL INFORMATION

Voting

    Each share of the Company's Common Stock is entitled to one vote. You may vote your shares in person by attending the Annual Meeting or you may vote by proxy. If you vote by proxy, you must sign, date and return the enclosed proxy card in the envelope provided.

    If you sign and return the proxy card on time, the individuals named on the proxy card will vote your shares as you have directed. If you do not specify on your proxy card how you want your shares voted, the individuals named on the enclosed proxy card will vote your shares FOR Proposal One—Election of one nominee for Class I director as described below, FOR Proposal Two—adoption of an amendment to the Company's Articles of Incorporation (the "Articles") to change the name of the Company, FOR Proposal Three—adoption of an amendment to the Articles to increase the number of authorized shares of Common Stock to twenty million (20,000,000), FOR Proposal Four—adoption of an amendment to the Articles to authorize five million (5,000,000) shares of undesignated stock, FOR Proposal Five—adoption of an amendment to the Articles to reduce the supermajority voting provisions, FOR Proposal Six—adoption of an amendment to the Articles to elect not to be subject to the Minnesota Business Combinations Statutes, FOR Proposal Seven—adoption of an amendment to the Articles to elect not to be subject to the Minnesota Control Share Acquisition Statutes, FOR Proposal Eight—adoption of an amendment to the Articles to permit directors of the Company to take written action by less than unanimous consent, and FOR Proposal Nine—adoption of the Company's 2000 Stock Option Plan.

Quorum and Vote Requirements

    The total number of shares outstanding and entitled to vote at the meeting as of January 18, 2000 consisted of 1,338,102 shares of Common Stock, $.01 par value per share. Each share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on January 18, 2000 will be entitled to vote at the meeting. A quorum, consisting of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in "street name" indicating that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matters.

    Proposals 1, 2, 3, 4, 8 and 9 presented at the Annual Meeting will be approved if a majority of the shares of Common Stock present in person or represented by proxy vote for the proposal. Proposals 5, 6 and 7 will be approved if 75% of the shares present in person or represented by proxy vote for the proposal. Broker nonvotes are not counted as votes for or against a proposal. Abstentions are counted in determining the total number of votes cast on a proposal. An abstention has the effect of a negative vote.

Revoking A Proxy

    If you give a proxy and later wish to revoke it before it is voted, you may do so by (1) sending a written notice to that effect to the Secretary of the Company at the address indicated in this Proxy Statement, (2) submitting a properly signed proxy with a later date, or (3) voting in person at the Annual Meeting. Otherwise, your shares will be voted as indicated on your proxy.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

    The following table shows the amount of Common Stock beneficially owned, as of January 18, 2000 by (1) shareholders known by the Company to hold more than 5% of the Common Stock of the Company, (2) each director and executive officer of the Company, and (3) all current directors and executive officers of the Company as a group. Unless otherwise indicated, the persons listed below have sole voting investment power with respect to the shares:

Name and Address of of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage Beneficially Owned
Matthew E. Bellin	44,066(2)	3.2%
13828 Lincoln Street NE Ham Lake, MN 55304
Robert S. Garin	9,000(3)	*
17553 Eidelweiss Street NW Andover, Minnesota 55304
CMM Properties LLC	449,285(4)	30.6%
c/o Gary W. Copperud 13828 Lincoln St. NE Ham Lake, MN 55304
Kenneth W. Brimmer	256,096(5)	18.1%
720 South Fifth Street Hopkins, Minnesota 55343
John E. Sayer	12,800(6)	*
Power Process Equipment 7630 Commerce Way Eden Prairie, Minnesota 55304
All Current Directors and Executive Officers as a Group (5 persons)	771,247(7)	48.8%

*
Indicates ownership of less than one percent.

(1)
Shares of Common Stock subject to options and warrants that are currently exercisable or exercisable within 60 days of this Proxy Statement are deemed to be beneficially owned by the person holding the options or warrants for computing such person's percentage, but are not treated as outstanding for computing the percentage of any other person.

(2)
Includes 21,544 shares of Common Stock as to which Mr. Bellin has shared voting and dispositive power with his wife; also includes one-year warrants immediately exercisable for purchase of 5,522 shares of Common Stock and options exercisable for purchase of 17,000 shares of Common Stock.

(3)
Includes 9,000 shares of Common Stock issuable upon exercise of a currently vested option.

(4)
Includes one-year warrants immediately exercisable for purchase of 129,879 shares of Common Stock. Both the shares of Common Stock and the warrants are deemed to be beneficially owned by Gary W. Copperud, a director of the Company, who is President, General Manager and sole owner of CMM Properties, LLC.

(5)
Includes 70,000 shares of Common Stock as to which Mr. Brimmer has shared voting and dispositive power and 22,000 shares beneficially owned by his wife; also includes one-year warrants immediately exercisable for purchase of 74,032 shares of Common Stock, of which 48,032 are beneficially owned by Mr. Brimmer and 26,000 are beneficially owned by his wife.

(6)
Includes 4,000 shares of Common Stock issuable upon exercise of currently vested options and one-year warrants immediately exercisable for purchase of 2,200 shares of Common Stock.

(7)
Includes 241,633 shares issuable upon exercise of currently vested options and immediately exercisable one-year warrants for purchase of Common Stock of the Company.

PROPOSAL 1: ELECTION OF DIRECTORS

    Under the Company's Articles of Incorporation, as amended, the shareholders may from time to time determine the size of the Board and the Board may increase the number of directors by affirmative vote of two thirds (2/3) of the directors. The shareholders have currently fixed the number of directors at four.

    The Company's Articles of Incorporation provide that the Board of Directors is classified into three classes, the members of each class to serve (after an initial transition period) for a staggered term of three years. As the term of each class expires, the successors to the directors in that class will be elected for a term of three years. At this Annual Meeting, the term of one incumbent director, Robert S. Garin, is expiring. Mr. Garin is not seeking re-election as a director. Ms. Gervaise Wilhelm has been nominated for election to Class I and if elected will serve for a term of three years. The terms of Messrs. Kenneth W. Brimmer and Gary W. Copperud will expire at the Annual Meeting of Shareholders following fiscal year 2000 and the term of Mr. John E. Sayer will expire at the Annual Meeting of Shareholders following fiscal year 2001. Vacancies on the Board of Directors can be filled by vote of a majority of the directors then in office. Newly created directorships can be filled by vote of two-thirds of the directors then in office.

    One director will be elected at the Annual Meeting to serve until the Annual Meeting of Shareholders following fiscal year 2002 or until his successor or successors are elected. The Board of Directors has nominated for election Ms. Gervaise Wilhelm to serve as a director.

    It is intended that proxies will be voted for the named nominee. Unless otherwise indicated, each nominee, and each continuing director named below, has been engaged in his or her present occupation as set forth below, or has been an officer with the organization indicated, for more than five years. The Board of Directors believes that the nominee named below will be able to serve. However, should the nominee be unable to serve as a director, the persons named by the Company as proxies for this Annual Meeting have advised that they will vote for the election of any substitute nominee that the Board of Directors may propose.     The names and biographical information concerning the Class I nominee and the other directors filling unexpired terms are set forth below, based upon information furnished to the Company by the nominee and directors. Each nominee listed below has consented to serve if elected. If a nominee is unable to serve for any reason, the persons named on the enclosed proxy card may vote for a substitute nominee proposed by the Board. Alternatively, the shareholders may reduce the number of directors to be elected, provided that any reduction is approved by the affirmative vote of not less than 75% of the Company's outstanding shares present and entitled to vote at a meeting.

Nominees for Election to the Board of Directors

Nominees for Class I Director (term expires after fiscal year 2002):

    Gervaise Wilhelm, age 56.  Ms. Wilhelm has been a partner with Surgical Safety Associates, a manufacturer of surgical safety disposable devices, since October 1999. Since 1997, Ms. Wilhelm has also served as a consultant to start-up medical device companies, including companies operating in the medical specialty areas of urology, surgery, cardiology, gastroenterology and critical care medicine. From 1994 to 1997, Ms. Wilhelm served as president and chief executive officer of Internventional Innovations, Inc., now KRT Corp., a medical device company.

Directors serving continuing terms:

Continuing Class II Directors (term expires after fiscal year 2000):

    Gary W. Copperud, age 41.  Mr. Copperud has been a director of the Company since February 1998. He has been president/general manager of CMM Properties, LLC, an investment company with holdings in real estate and stocks, since 1993. Prior to that, Mr. Copperud was self-employed in the fields of securities and real estate investment and real estate development.

    Kenneth W. Brimmer, age 44.  Mr. Brimmer has been a director of the Company since February 1998. He has been president and secretary since 1997, a director since 1996 and treasurer since 1995 of Rainforest Cafe, Inc. From October to December 1997, Mr. Brimmer was employed by Grand Casinos, Inc. and its predecessor, as Special Assistant to the chairman and chief executive officer. Mr. Brimmer is also a director of New Horizon Kids Quest, Inc. and Hypertension Diagnostics, Inc., both publicly-held companies.

Continuing Class III Directors (term expires after fiscal year 2001):

    John E. Sayer, age 51.  Mr. Sayer has been a director of the Company since February 1998. He is currently Vice President and a director of Power Process Equipment, Inc., an industrial coating, pump packing, parts and mechanical seals and process controls equipment sales and service company located in Eden Prairie, Minnesota. Mr. Sayer has been an owner, officer and director of Power Process Equipment, Inc. since October 1974.

Meetings and Committees of the Board of Directors

    The Board of Directors has appointed an Audit Committee and a Compensation Committee. The Audit Committee assists the Board in overseeing the Company's accounting policies, internal auditing procedures, internal controls and financial reporting practices. Its functions include making recommendations regarding the appointment and retention of the Company's independent auditors and reviewing the scope and results of audits by the independent auditors. Members of the Audit Committee are Messrs. Brimmer, Copperud and Sayer. The Compensation Committee reviews and makes recommendations to the Board concerning salaries, bonus awards and benefits for officers and key employees. Members of the Compensation Committee are Messrs. Sayer, Garin and Copperud.     The Board of Directors met eleven times and took written action in lieu of meeting four times during fiscal year 1999. The Audit Committee and the Compensation Committee each met twice during fiscal year 1999. Each incumbent director attended at least 75% of the total number of Board of Directors meetings and Board committee meetings on which he served during fiscal year 1999.

Compensation of Directors

  Compensation Paid to Outside Directors

    Each director of the Company who is not an employee receives compensation of $1,000 per quarter for services as a director and the Chairman of the Board receives $1,250 per quarter. The aggregate fees paid to non-management directors for services rendered for the years ended September 30, 1999 and 1998 were approximately $19,000 and $32,350, respectively. On April 20, 1999, the Company granted immediately exercisable options to Kenneth W. Brimmer, John E. Sayer and Gary W. Copperud, each for purchase of 4,000 shares of Common Stock at a purchase price of $5.00 per share. The Company also granted an immediately exercisable option to Chairman of the Board Robert S. Garin for purchase of 1,000 shares of Common Stock at a purchase price of $5.00 per share. All share numbers and exercise prices reflect a 1-for-5 reverse stock split effected by the Company on August 13, 1999. Ms. Gervaise Wilhelm, a nominee for election as a director, was paid $12,000 by the Company in 1999 for business development consulting services.

  Compensation Paid to Former Directors

    A former director of the Company, Dennis Mikkelson, was paid approximately $18,000 and $64,000 during the fiscal years ended September 30, 1999 and 1998, respectively, for general business consulting and for development and enhancement of the Company's computer capabilities. A former director, John Walter, received approximately $10,000 in commissions from the sale of insurance policies to the Company during each of the fiscal years ended September 30, 1999 and 1998. A former director, R.J. Fritz, was paid $10,333 for his services as a director during fiscal year 1999.

    Vote Required.  The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy is required for the election of the nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ELECTION OF THE NOMINEE DIRECTOR

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth the aggregate compensation for the years indicated of the Company's executive officers who earned salary and bonus in excess of $100,000.

Summary Compensation Table

    The following table shows, for the fiscal years ending September 30, 1999, 1998 and 1997, the cash compensation paid by the Company, as well as certain other compensation paid or accrued to those years, to Matthew E. Bellin, the Company's President, Chief Operating Officer and interim Chief Financial Officer, Larry A. Rasmusson, the Company's former Chief Executive Officer and Chief Financial Officer, Christopher Turnbull, the Company's former interim Chief Executive Officer and to each of the four other most highly compensated executive officers of the Company in office during fiscal year 1999, whose total cash compensation exceeded $100,000 during fiscal year 1999 (together with Messrs. Bellin, Rasmusson and Turnbull, the "Named Executive Officers") in all capacities in which they served:

Summary Compensation Table

				Long-Term Compensation Awards
		Annual Compensation(1)
Name and Principal Position	Fiscal Year			Securities Underlying Options (# Shares)	All Other Compensation
		Salary	Bonus
Matthew E. Bellin(2)	1999	$61,539	—	—	—
President, Chief Operating Officer and interim Chief Financial Officer	1998 1997	— —	— —	— —	— —
Larry A. Rasmusson(3)	1999	—	—	—	—
Former Chief Executive Officer and Chief Financial Officer	1998 1997	263,388 262,975	— —		$93,604 92,579	(4)
Christopher Turnbull(5)	1999	16,000	—	—	—
Former interim Chief Executive Officer	1998 1997	24,000 —	— —	— —	— —
Andrew Isle(6)	1999	49,700	—	—	—
Former President of Oxboro Outdoors, Inc.	1998 1997	18,859 —	— —	— —	— —

(1)
None of the Named Executive Officers received an aggregate amount of perquisites and other personal benefits exceeding $50,000 or 10% of the officer's total annual salary and bonus for the current fiscal year.

(2)
Mr. Bellin became President, Chief Operating Officer and interim Chief Financial Officer of the Company on February 15, 1999. His salary reflects a partial year of employment.

(3)
Mr. Rasmusson resigned as Chief Executive Officer and Chief Financial Officer effective September 1, 1998. See "Agreements with Larry A. Rasmusson" in this proxy statement for information regarding his severance and other compensation.

(4)
All other compensation for Mr. Rasmusson for fiscal year 1998 includes $56,045 of premiums paid on a split-dollar life insurance policy and $37,559 in royalties. See "Agreements with Larry A. Rasmusson" herein.

(5)
Mr. Turnbull was hired as interim president of the Company effective September 8, 1998 on a part-time basis and resigned in February 1999.

(6)
Mr. Isle served as President of Oxboro Outdoors, Inc., a wholly-owned subsidiary of the Company, from September 1998 until the sale of the subsidiary on June 30, 1999.

Option Grants

    The following table provides information about each stock option grant made during the fiscal year ended September 30, 1999 to the Named Executive Officers:

Name	Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Market Price on Date of Grant	Expiration Date
Matthew E. Bellin	4,000	47%	$7.50	$7.50	02/15/2005
	4,000	47%	$7.50	$7.50	02/15/2006
	4,000	47%	$7.50	$7.50	02/15/2007
	4,000	47%	$7.50	$7.50	02/15/2008
	4,000	47%	$7.50	$7.50	02/15/2009
Christopher Turnbull(1)	200.04%		$7.50	$5.00	10/01/2003
	200.04%		$7.50	$8.75	11/01/2003
	200.04%		$7.50	$7.80	12/01/2003
	200.04%		$7.50	$5.30	01/01/2004
	200.04%		$7.50	$6.40	02/01/2004

(1)
Former officer of the Company.

Option Exercises and Year-End Values

    No stock options were exercised by the Named Executive Officers during the fiscal year ended September 30, 1999. The following table sets forth certain information regarding exercised and unexercised options held by each of the Named Executive Officers at the end of the fiscal year ended September 30, 1999.

	Aggregated Option Exercises in Fiscal Year 1999 and Option Values at Fiscal Year End
			Number of Securities Underlying Unexercised Options at September 30, 1999
					Value of Unexercised In-the-Money Options at September 30, 1999(2)
Name	Shares Acquired On Exercise(#)	Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Matthew E. Bellin	—	$—	4,000	16,000	$—	$—

(1)
To the Company's knowledge, there were no option exercises by officers or former officers of the Company during fiscal year 1999.

(2)
Represents only options that were "in-the-money" on September 30, 1999. The value of unexercised options is calculated by determining the difference between the fair market value of the shares underlying the options at September 30, 1999 and the exercise price of the options, times the number of options outstanding. Fair market value was determined based on a per share price of $2.375, which is the last sale price for the Company's Common Stock on September 30, 1999, the last trading day in the Company's fiscal year. Mr. Bellin's options are exercisable at a base price of $7.50 per share.

Employment Agreements

    On February 10, 1999, the Company entered into an employment agreement with Matthew E. Bellin to serve as its President, Chief Operating Officer and interim Chief Financial Officer. Pursuant to the employment agreement, Mr. Bellin is to be paid a minimum annual salary (exclusive of benefits, bonuses or incentive payments) of $100,000, subject to review and adjustment annually by the Board of Directors. Mr. Bellin will also be paid a discretionary cash bonus and incentive compensation equal to 20% of his annual salary, based upon mutually acceptable objectives. Payment of the bonus and incentive compensation, if any, has not yet been determined and is contingent upon the successful completion of Mr. Bellin's first year of employment with the Company. In addition, the employment agreement provides for the one-time grant of options to purchase 20,000 shares of Common Stock of the Company (100,000 shares as adjusted to reflect the Company's 1-for-5 reverse stock split effective August 13, 1999), at an exercise price of $7.50 per share (as adjusted for the reverse split), vesting with respect to 4,000 shares annually. (The Compensation Committee has not yet made any determination regarding bonus and incentive payments in 1999 with respect to Mr. Bellin or any other executive officer.) As a condition of the employment agreement, Mr. Bellin also executed an Employee Noncompetition and Confidentiality Agreement with the Company under which he agreed not to engage in activities (described in the Agreement) hostile or adverse to the Company or Oxboro Outdoors, Inc. Under the terms of the Agreement, for a period of one year after termination of the Agreement, Mr. Bellin is prohibited from engaging in activities (as described in the Agreement) that are competitive to the Company or Oxboro Outdoors or from attempting to employ any Company or Oxboro Outdoors employee or persuading such person to terminate employment with the Company or Oxboro Outdoors. Mr. Bellin's annual salary was increased to $120,000 effective October 1, 1999. Effective January 3, 2000, and subject to shareholder approval of the Oxboro Medical International, Inc. 2000 Stock Option Plan, the Company granted Mr. Bellin an option to purchase 65,000 shares of Common Stock of the Company at an exercise price of $3.50 per share. The shares vest annually over five years with respect to 13,000 shares per year, beginning on the first anniversary date of Mr. Bellin's employment.

Certain Relationships and Related Transactions

Agreements with Larry A. Rasmusson

    Employment Agreements.  During fiscal year 1994, the Company entered into an employment agreement with Larry A. Rasmusson, former Chief Executive Officer and Chief Financial Officer, whereby he was paid an annual salary determined each fiscal year, a bonus, the amount of which was based upon achievement by the Company of certain financial goals, and other benefits. Effective September 1, 1998, the Company and Mr. Rasmusson entered into a Mutual Release & Noncompetition Agreement (the "Mutual Release & Noncompetition Agreement") that provided for the termination of Mr. Rasmusson's employment agreement in consideration of payment of $150,000 over 24 months, the amendment of his consulting agreement with the Company, the surrender of 510,000 shares of Common Stock to the Company, an amendment to an exclusive license and royalty agreement between Mr. Rasmusson and Oxboro Outdoors, Inc., the recission of the exercise of options for 220,364 shares of Common Stock of the Company, and a mutual release of claims.

    License Agreements.  Pursuant to an exclusive license agreement, Mr. Rasmusson, as licensor, granted the Company, as licensee, the exclusive right to make, use, and sell certain medical products and to receive information and assistance from Mr. Rasmusson to make, use and sell the products. Mr. Rasmusson is to receive royalties in the amount of 4% of the "net sales price" (as defined) of all licensed products sold. Royalties continue for the life of the product. If at any time a product covered by the agreement is no longer sold by the Company (defined as a reduction by 50% in sales from the previous calendar year), the license will no longer be exclusive as to that product. The agreement contains a provision for increasing the royalty amount if royalty rates paid by the Company to others for similar products are higher than 4%. The agreement also provides that upon the termination of the employment of a former officer, the royalty will be increased from 4% to 6% on certain products, and Mr. Rasmusson and the former officer will each receive royalties of 3% on sales of such products. During fiscal year 1999, 1998 and 1997, Mr. Rasmusson earned $40,881, $37,559 and 32,454, respectively, in royalties under this agreement.

    The Company has been notified by Mr. Rasmusson that it is currently in default of royalty agreements related to certain medical products. Mr. Rasmusson has taken the position that the rights to these medical products have reverted back to him. The Company believes that it is not in default. If Mr. Rasmmusson were to initiate a legal action to terminate such agreements, the Company would aggressively defend itself in such action and would challenge the validity of such agreements. In that event and if necessary and appropriate, the Company will seek to terminate the agreements or have them declared invalid or both. If, however, the royalty agreements are found valid and any resulting litigation is determined adversely to it, the Company may lose the right to manufacture and distribute products related to the royalty agreements. There could be a substantial negative impact on the Company's revenues and profits in such event until it located and acquired or developed alternative products.

    Oxboro Outdoors, Inc. ("Oxboro Outdoors") entered into an exclusive license and royalty agreement with Mr. Rasmusson pursuant to which Mr. Rasmusson, as licensor, granted Oxboro Outdoors, as licensee, the exclusive right to make, use, and sell certain outdoor recreational products and to receive information and assistance from Mr. Rasmusson to make, use and sell the products. Pursuant to the terms of the royalty Agreement, advance royalties of $229,241 were paid by the Company to Mr. Rasmusson and as of June 30, 1999, royalties of $182,201 had been credited against advances paid to Mr. Rasmusson for products sold. The Company's payment obligations terminated with the sale of Oxboro Outdoors on June 30, 1999.

    Consulting Agreements.  During fiscal year 1996, the Company entered into a consulting agreement with Mr. Rasmusson whereby he would be paid an annual consulting fee of $150,000 for a period of five years commencing upon his retirement. Effective September 1, 1998, the Company and Mr. Rasmusson amended the consulting agreement, as part of the Mutual Release & Noncompetition Agreement, to reduce the term of the consulting agreement to 24 months, beginning September 1, 1998 and terminating August 31, 2000, and reduced the compensation payable under the consulting agreement to $485,000 payable in 24 equal monthly installments of $20,208.

    Split Dollar Insurance.  The Company adopted split dollar life insurance plans for the benefit of Mr. Rasmusson. Prior to September 1, 1998 and under the terms of Mr. Rasmusson's plan, the Company paid the annual premiums on two $500,000 insurance policies (the "Policies") on his life. The policies are whole life policies on which all premiums were paid by the Company and income is imputed to the insured in an amount equal to the term rate for his insurance as established by the insurer. The Policies are owned by Mr. Rasmusson. The plan was designed so that the Company will recover all premium payments, interest, and advances made by it on account of the Policies. The Company's interest in the premium payments, interest, and advances made with respect to the Policies are secured by a collateral assignment of the Policies. Upon the death of Mr. Rasmusson, the Company will be reimbursed from the insurance proceeds paid to the beneficiaries in an amount equal to the total premiums, interest, and advances made by the Company with respect to the Policies. In the event the Policies are surrendered for their cash surrender value at some date in the future, the Company will be reimbursed for the premiums it has paid on the Policies, plus interest. Premiums paid in fiscal 1999, 1998 and 1997 on behalf of Mr. Rasmusson totaled $47,095, $56,045 and $55,573, respectively. Effective September 1, 1998, pursuant to the terms of the Mutual Release & Noncompetition Agreement, the two Policies will be maintained by the Company so long as Mr. Rasmusson pays and maintains his portion of the monthly premiums on the Policies in a timely manner. If the Company fails to maintain payments or terminates either or both of the Policies or if the Policies cancel or terminate for any reason other than Mr. Ramusson's death, Mr. Rasmusson shall receive all of the cash value and/or termination value. Upon Mr. Rasmusson's death, the benefits under the Policies are to be paid out according to their terms.

    See Compensation of Directors in this Proxy Statement for a description of the Company's consulting relationship with nominee director Gervaise Wilhelm. Exercise of Stock Options

    The Company was notified by the Nasdaq Stock Market in May 1999 that it failed to meet the minimum net tangible asset requirement for continued listing on the Nasdaq SmallCap Stock Market. The Company proposed a compliance plan to Nasdaq that included a rights offering to its shareholders of record at August 20, 1999. For each share held, shareholders received the right to purchase two shares of Common Stock and one immediately exercisable warrant for purchase of Common Stock of the Company for a purchase price of $2.50 per right. In connection with the compliance plan proposed by the Company and the rights offering, directors Kenneth W. Brimmer and Gary W. Copperud agreed to exercise individual options and to purchase sufficient rights to ensure that the Company would meet the Nasdaq net tangible asset requirement following the rights offering. Pursuant to this commitment, Messrs. Brimmer and Copperud each exercised options to purchase 4,000 shares of Common Stock of the Company at an exercise price of $5.00 per share for a purchase price of $20,000 each on exercise of their respective options.

    Effective January 15, 1998, John R. Walter, a now former director of the Company, exercised options to purchase 40,000 (8,000 post-split) shares of the Company's Common Stock for an aggregate purchase price of $43,200. Mr. Walter paid the exercise price by delivery of a nonrecourse promissory note that provided for payment of the principal in five equal installments, commencing in January 1999, together with all interest accrued and unpaid as of the date of payment, and interest at an annual rate of 6%. The shares purchased were pledged as security for the note. In January 1999, Mr. Walter entered into an agreement with the Company whereby he returned 29,000 (5,800 post-split) shares to the Company in consideration of the cancellation of the promissory note and all accrued interest.

Nasdaq Compliance and Sale of Oxboro Outdoors, Inc.

    During fiscal year 1999, the Company received notification from Nasdaq that it had failed to meet the minimum net tangible asset and market capitalization requirements for continued listing on the Nasdaq SmallCap Market. The Company implemented a plan of compliance that included a 1-for-5 reverse stock split, a rights offering to its shareholders of record at August 20, 1999 and the sale of Oxboro Outdoors, Inc., the Company's wholly-owned subsidiary. On August 13, 1999, the Company effected the reverse stock split to shareholders of record on that date. On June 30, 1999, the Company sold Oxboro Outdoors, Inc. for $385,000 in cash, a 9% promissory note of $265,000, subject to certain adjustments, and the assumption of liabilities of approximately $87,000. The Company received a $175,000 payment on the note in October 1999, with the remaining balance of $70,000 plus interest due paid on December 31, 1999. Effective September 1, 1999, the Company conducted a rights offering among its shareholders for the sale of 888,590 shares of Common Stock and 444,295 Warrants for purchase of Common Stock of the Company. The rights offering resulted in gross proceeds of approximately $1,110,737, an amount sufficient to meet the Nasdaq net tangible asset requirement. By letter dated October 19, 1999, Nasdaq notified the Company that it had demonstrated compliance with the Nasdaq net tangible asset and market capitalization requirements for continued listing on the SmallCap Market.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. To the Company's knowledge, during the fiscal year ended September 30, 1999 all reports required by insiders were filed in a timely manner.

PROPOSAL 2:
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
TO CHANGE NAME

General

    The shareholders are being asked to adopt Article I of the Company's Articles of Incorporation, as amended (the "Articles") to change the name of the Company to "Oxboro Medical, Inc." The resolution proposed for adoption by the shareholders and the full text of the proposed amendment are as set forth below.

Purpose and Effect of Amendment

    The proposed amendment will effect a change of the Company's name to "Oxboro Medical, Inc." The Board of Directors believes this proposed name change is more conducive to the business of the Company.

Amendment to Articles

    The resolution proposed for adoption by the shareholders relating to this amendment and the full text of Article I of the Company's Articles, as amended, are set forth as Proposal 2 on Exhibit A to this proxy statement.

Vote Required

    The affirmative vote of a majority of the outstanding voting shares of the Company, together with the affirmative vote of a majority of the required quorum, is required for approval of this amendment to the Company's Articles at the 2000 Annual Meeting.

Recommendation of the Board of Directors

    The Board of Directors believes that the amendment is necessary to better reflect the Company's business. The Board of Directors recommends that the shareholders vote FOR the approval of the foregoing amendment to the Company's Articles, identified as Proposal 2, at the 2000 Annual Meeting.

PROPOSAL 3:
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE AUTHORIZED COMMON STOCK

General

    The shareholders are being asked to amend Article VII of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to twenty million (20,000,000) shares. The Articles currently provide that the Company is authorized to issue 2,000,000 shares, all of which are designated as Common Stock. On February 18, 2000, 1,338,102 shares of Common Stock were issued and outstanding, 16,784 shares were reserved for issuance pursuant to the Company's recently terminated Employee Stock Ownership Plan and 50,400 shares of Common Stock were reserved for issuance upon the exercise of outstanding options. Subject to shareholder approval of this proposal, it is anticipated that an additional 150,000 shares will be reserved for issuance upon adoption of the Company's 2000 Stock Option Plan. The remaining shares of authorized but unissued Common Stock are not reserved for any specific use and are available for future issuance.

Purpose and Effect of Amendment

    The proposed amendment will provide authorized but unissued shares of Common Stock to replace shares issued by the Company as a result of its September 1999 rights offering and option exercises in 1999. The proposed amendment will also provide additional authorized shares for future issuances by the Company. The Company believes that the current number of authorized shares was significantly depleted as a result of the 1999 shareholder rights offering and option exercises and that the remaining shares will be insufficient to cover possible future issuances of shares from time to time. Increasing the number of authorized shares will provide the Company with the flexibility to make future issuances as may be necessary, in connection with acquisitions or other corporate transactions that may be considered and to issue shares in connection with the Company's current stock option plan and proposed 2000 Stock Option Plan (as described in this proxy statement). The proposed amendment to the Articles will provide the Company with the flexibility to accomplish these goals and other business and financial objectives in a timely manner by avoiding any potential delay of its activities for further shareholder approval, except as may be required in particular cases by the Company's Articles or Bylaws, applicable law or the rules of any stock exchange or other system on which the Company's securities may then be listed.

    The Board of Directors has authority to issue shares of Common Stock from time to time. In the event of an attempted takeover of the Company by a third party, the Board of Directors may determine that the takeover attempt is not in the best interests of the shareholders. The Board of Directors could issue additional shares of Common Stock which could then be voted against the proposed takeover attempt. The issuance of additional shares of Common Stock may help protect management and shareholder interests by discouraging or making more difficult efforts to obtain control of the Company. However, this action may also prevent a proposed sale of the Company at a price that might be attractive to shareholders. In addition, future issuances of additional shares of Common Stock or securities convertible into Common Stock, whether pursuant to an acquisition or other corporate transaction, would have the effect of diluting shareholder voting rights and could have the effect of diluting earnings per share and book value per share of current shareholders. The Company has no current plans to issue any of the authorized shares of Common Stock other than issuances on exercise of option shares, subject to approval of the proposed 2000 Stock Option Plan described in this proxy statement.

    On approval of this proposal, the issuance of additional shares of the Common Stock may have an anti-takeover effect on the Company. The Company's articles of incorporation currently provide for supermajority voting provisions, staggered election of directors, a prohibition on cumulative voting for directors and an election for the Company to be subject to the anti-takeover protections of the Minnesota Business Combination Statute (described in this proxy statement). Under Minnesota law, the Company is also subject to the anti-takeover protections of the Control Share Acquisitions Statute (described in this proxy statement). These provisions may be used as anti-takeover defenses to protect management and shareholders of the Company in the event of a takeover attempt. The Company has no current plans to implement any additional anti-takeover defenses and has presented proposals in this proxy statement to remove the supermajority voting provisions and to opt out of the anti-takeover protections of the Minnesota Business Combination Statute and the Control Share Acquisitions Statute.

Amendment to Articles

    The resolution proposed for adoption by the shareholders relating to this amendment and the full text of Article VII of the Company's Articles, as amended, are set forth as Proposal 3 on Exhibit A to this proxy statement.

Vote Required

    The affirmative vote of a majority of the outstanding voting shares of the Company, together with the affirmative vote of a majority of the required quorum, is required for approval of this amendment to the Company's Articles at the 2000 Annual Meeting.

Recommendation of the Board of Directors

    The Board of Directors believes that the amendment is necessary to provide the Company with a sufficient number of authorized shares of Common Stock for possible future issuances and the flexibility to take corporate actions in the future. The Board of Directors has unanimously approved this amendment and recommends that the shareholders vote FOR the approval of the foregoing amendment to the Company's Articles, identified as Proposal 3, at the 2000 Annual Meeting.

PROPOSAL 4:
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
TO AUTHORIZE UNDESIGNATED SHARES

General

    The shareholders are being asked to amend Article VII of the Company's Articles to authorize an additional five million (5,000,000) shares which will be undesignated stock. The Articles currently provide that the Company is authorized to issue 2,000,000 shares of undesignated stock, all of which have been designated as Common Stock and are now not available for issuance in any other manner. On February 18, 2000, 1,338,102 shares of Common Stock were issued and outstanding, 16,784 shares were reserved for issuance pursuant to the Company's recently terminated Employee Stock Ownership Plan and 50,400 shares of Common Stock were reserved for issuance upon the exercise of outstanding options. Subject to shareholder approval of this proposal, it is anticipated that an additional 150,000 shares will be reserved for issuance upon adoption of the Company's 2000 Stock Option Plan. The remaining 444,714 shares of authorized but unissued Common Stock are not reserved for any specific use and are available for future issuance.

Purpose and Effect of Amendment

    The Company believes that it is advantageous to have undesignated shares authorized and available for issuance for various corporate purposes, as it provides the Company with the flexibility to issue shares in connection with raising capital, proposed corporate acquisitions, grants of stock options from time to time by the Company to its employees and other corporate activities. The undesignated shares may also be designated and issued as one or more classes of preferred stock. The Company has no immediate plans to designate any of the shares proposed to be authorized pursuant to this amendment. However, the undesignated shares would be available for designation and issuance as Common Stock and could be reserved for issuance or issued, from time to time, in connection with the Company's proposed 2000 Stock Option Plan (described in this proxy statement). In general, this amendment will provide the Company with the flexibility of having sufficient shares available to accomplish a variety of business and financial objectives in the future while avoiding any potential delay due to obtaining further shareholder approval to authorize the shares.

    The Board of Directors is authorized to designate and issue undesignated shares in classes or series and to fix special rights and privileges to these shares. The undesignated shares may be designated as Common Stock and issued in exchange for shares of an acquisition target. They may also be issued as restricted stock in a transaction with a strategic partner. The ability of the Board of Directors to designate and issue these shares means that the shares could have superior rights and preferences to the Common Stock. For example, in order to prevent a takeover attempt, the Board of Directors could designate a preferred or other class of shares having special voting rights. On issuance, these shares could be voted against a proposed merger or acquisition to take over the Company. The ability of the Board of Directors to designate and issue these additional shares may help protect shareholder interests by discouraging or making more difficult efforts to obtain control of the Company. However, this action could also prevent a proposed sale of the Company from which shareholders could benefit. Independent of acquisition offers or takeover attempts, the Board of Directors could designate and issue classes of common stock or preferred stock having superior voting rights to those already outstanding. Undesignated shares may be designated and issued by management in private placements or voting trusts to ensure shareholder approval of actions favored by management. Preferred shares could also be designated and issued for the purpose of granting preferential liquidation rights and voting rights designated to maintain control of the Company. In addition, management could elect to raise additional capital by designating and issuing shares that provide for special registration rights or issuing convertible shares with special registration rights, which may result in a dilutive conversion ratio. Management may even issue shares tied to a right to elect a certain number of the Company's directors. The Company is subject to Nasdaq limitations as to the number of shares that may be issued without shareholder approval. However, the Board of Directors may otherwise take the described actions without shareholder approval by authorizing and filing a certificate of designation, providing for the special preferences, with the Minnesota Secretary of State. These actions would result in the issuance of shares having rights superior to the Common Stock already outstanding.

    The future designation and issuance of the proposed shares as Common Stock or securities convertible into Common Stock, whether pursuant to an acquisition, takeover attempt or other corporate transaction, would have the effect of diluting earnings per share and book value per share of current shareholders. The Company has no current plans to issue any of the undesignated authorized shares.

    This proposal is not being presented as a result of or in response to any perceived accumulation of its Common Stock or any threatened takeover of the Company. The Company presently has no plans to issue any special class of shares in anticipation of any future takeover attempt nor are there any plans to implement additional measures in the future that would have an anti-takeover effect on the Company.

Amendment to Articles

    The resolution proposed for adoption by the shareholders relating to this amendment and the full text of Article VII of the Company's Articles, as amended, are set forth as Proposal 4 on Exhibit A to this proxy statement.

Vote Required

    The affirmative vote of a majority of the outstanding voting shares of the Company, together with the affirmative vote of a majority of the required quorum, is required for approval of this amendment to the Company's Articles at the 2000 Annual Meeting.

Recommendation of the Board of Directors

    The Board of Directors believes that the amendment is necessary to provide the Company with a sufficient number of shares for future issuances and the flexibility to act quickly in taking corporate actions. The Board of Directors has unanimously approved this amendment and recommends that the shareholders vote FOR the approval of the amendment to the Company's Articles, identified as Proposal 4, at the 2000 Annual Meeting.

INTRODUCTION TO PROPOSALS 5 THROUGH 7

In connection with a rights offering to its shareholders effective September 1, 1999, the Company sought permission from the State of California to offer rights to those shareholders who were residents of California. On review of the Company's Articles, the California Department of Corporations objected to the antitakeover provisions contained in the Company's Articles as being inconsistent with California's shareholder democracy standards. The Department cited its corporation statutes Rule 260.140.1 in advising the Company that all shareholders, including "interested shareholders," must be entitled to vote on matters subject to approval by holders of that class of shares. Before the Company would be permitted to proceed with its rights offering in California, the Department of Corporations required an assurance from the Company that its Board of Directors would unanimously adopt and recommend for shareholder approval at the next annual meeting proposals to reduce the supermajority voting provisions under Article IX and eliminate the antitakeover protections contained in Article XII of the Company's Articles. Proposals 5 through 7 below are presented in accordance with this requirement.

PROPOSAL 5:
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
TO REDUCE SUPERMAJORITY VOTING PROVISIONS

General

    The shareholders are being asked to amend the voting requirements within Article IX of the Company's Articles. Article IX presently requires the affirmative vote of 75% of the shares outstanding and entitled to vote in order to change the number of directors, remove a director from office, amend or repeal any provisions within Article IX or adopt provisions inconsistent with Article IX. The shareholders are being asked to reduce these supermajority voting provisions from 75% to 66 2/3% of the shares outstanding and entitled to vote.

Purpose and Effect of Amendment

    The supermajority voting provisions in Article IX of the Company's Articles make it more difficult for a third party to acquire the Company, even if doing so would be beneficial to the shareholders of the Company. Supermajority voting provisions can be used by management as an anti-takeover defense by discouraging changes in the number or composition of the Board of Directors. In this manner, management can retain their present positions by obtaining a veto power over mergers and other transactions, regardless of whether the transaction is desired by or beneficial to a majority of the shareholders. Alternatively, because of the high vote requirement, the holders of a minority of the total shares outstanding and entitled to vote can use a supermajority voting provision to create a veto power over a merger or other transaction that management or a majority of the shareholders, or both, may believe is desirable and beneficial. Information regarding the beneficial owners of more than 5% of the Company's shares and management who hold Company shares is set forth beginning at page 2 of this proxy statement. Management, the Board of Directors and the principal shareholders of the Company hold, in the aggregate, 529,614 shares of Common Stock. This represents 40% of the Company's shares outstanding and entitled to vote.

    The effect of this amendment will be to reduce the number of votes required for amendment of Article IX and will make it easier for shareholders to change the number and timing of the election of directors, remove directors from office, and take other action affecting the size and composition of the Board of Directors. As a result, this amendment will reduce the Company's anti-takeover defenses by making it easier for shareholders who have acquired a controlling interest in the Company to effect these types of changes and by removing the opportunity for management to delay or prevent acquisition of the Company by a third party. As described in the introduction above, this proposal is being submitted in accordance with demands of the California Department of Corporations in connection with the Company's September 1, 1999 rights offering and is not in response to any perceived accumulation of the Company's Common Stock or any threatened takeover attempt. In addition to the supermajority voting provisions, the Company's Articles protect current management by providing for staggered election of the Board of Directors, prohibiting cumulative voting for directors and electing to be subject to the provisions of the Minnesota Business Combination Act (described in this proxy statement). The Company is also subject to the Minnesota Control Share Acquisitions Statute (described in this proxy statement). These provisions also may be used as anti-takeover defenses to protect the Company from acquisition by a third party. They may also serve to maintain and protect the current management of the Company. The Company has no current plans to implement any additional measures having a material anti-takeover effect and has presented proposals in this proxy statement for removal of the anti-takeover protections of the Minnesota Business Combination Act and the Minnesota Control Share Acquisition Statute.

Amendment to Articles

    The resolution proposed for adoption by the shareholders relating to this amendment and the full text of Article IX of the Company's Articles, as amended, are set forth as Proposal 5 on Exhibit A to this proxy statement.

Vote Required

    Pursuant to Article IX of the Company's Articles, amendment of Article IX requires the affirmative vote of either a majority of all of the shares entitled to vote or 75% of the voting shares present and entitled to vote at a meeting, together with the affirmative vote of a majority of the required quorum, for approval at the Company's 2000 Annual Meeting.

Recommendation of the Board of Directors

    The Board of Directors believes that the amendment is necessary to permit shareholders of the Company the flexibility to approve corporate actions without the restrictions of supermajority voting requirements. The Board of Directors unanimously recommends that the shareholders vote FOR the approval of the foregoing amendment to the Company's Articles, identified as Proposal 5, at the 2000 Annual Meeting.

PROPOSAL 6:
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
TO WITHDRAW FROM PROVISIONS OF THE
MINNESOTA BUSINESS COMBINATIONS STATUTE

General

    The shareholders are being asked to amend Article XII of the Company's Articles of Incorporation to eliminate Article XII so that the Company will no longer be subject to Section 302A.673 of the Minnesota Statutes, also called the Minnesota Business Combinations Statute (the "MBCS"). A copy of the MBCS is attached hereto as Exhibit C.

Purpose and Effect of Amendment

    Article XII of the Company's Articles states, in its entirety: "The corporation shall be subject to and governed by section 302A.673 of the Minnesota Statutes, as currently in effect and as may be amended from time to time." The MBCS permits shareholders of a Company to adopt an amendment to the articles of incorporation or bylaws of the Company, as appropriate, expressly electing not to be subject to the MBCS.

    The MBCS is used as an anti-takeover defense to protect the Company from unsolicited acquisitions. It provides that the Company may not engage in a "business combination" (as defined) with an "interested shareholder" (as defined) for a period of four years following the interested shareholder's "share acquisition date" (as defined) unless the business combination or the acquisition of shares by the interested holder is approved by a committee of the Board of Directors in accordance with the MBCS. An "interested shareholder," with reference to an issuing public corporation, is generally defined in the MBCS as a person who is:

    "(1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding shares entitled to vote of the issuing public corporation, or (2) an affiliate or associate of the issuing corporation and at any time within the four-year period immediately before the date in question was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares entitled to vote of the issuing public corporation."

    This amendment will reduce the Company's anti-takeover defenses by making it easier for new or existing shareholders who have acquired at least a ten percent controlling interest in the Company to effect a merger or other business combination with the Company. The elimination of the protections of the MBCS means that any shareholder, including interested shareholders, will be entitled to enter into business combinations with the Company at any time without the approval of a special committee and may vote upon matters affecting the Company, including business combinations, even though the participation of the interested shareholder may result in the merger, sale or other disposition of the Company. Alternatively, the elimination of the protections of the MBCS may also facilitate opportunities for the shareholders of the Company to receive maximum value for their shares in a timely sale of the Company. Please refer to the stock ownership table beginning at page 2 of this proxy statement for information concerning shareholders of the Company who may be considered interested shareholders. Pursuant to the provisions of the MBCS and subject to shareholder approval of this amendment, effective 18 months from the date of approval, the Company's Articles will be amended to delete Article XII. This means the Company will no longer be subject to the requirements of the MBCS.

    This proposal is being submitted in accordance with the demands of the California Department of Corporations and is not in response to any perceived accumulation of the Company's Common Stock or any threatened takeover attempt. In addition to the provisions of the MBCS, the Company's Articles protect current management by providing for staggered election of the Board of Directors, prohibiting cumulative voting for directors and providing for supermajority voting with respect to the election and removal of directors. The Company is also subject to the Minnesota Control Share Acquisitions Statute (described in this proxy statement). These provisions may be used as anti-takeover defenses to protect the Company from hostile acquisition. They may also serve to maintain and protect the current management of the Company. The Company has no plans to implement any additional measures having a material anti-takeover effect and has presented proposals in this proxy statement for amendment or removal of some of the foregoing anti-takeover protections. Proposals 5 through 7 of this proxy statement are being presented to eliminate the protections of supermajority voting provisions, the Minnesota Business Combination Act and the Minnesota Control Share Acquisitions Statute.

Amendment to Articles

    The resolution proposed for adoption by the shareholders relating to this amendment and the full text of the current Article XII of the Company's Articles are set forth as Proposal 6 on Exhibit A to this proxy statement.

Vote Required

    Under Minn. Stat. ss.302A.673, the proposal being presented at the 2000 Annual Meeting must receive the affirmative votes of a majority of the outstanding voting shares of the Company, exclusive of any interested shareholders and their affiliates and associates, together with a majority of the required quorum, for approval of this amendment to the Company's Articles at the Company's 2000 Annual Meeting, provided that the amendment will not become effective until 18 months after shareholder approval of the amendment and provided that it does not apply to any business combination of the Company with an interested shareholder whose share acquisition date (defined in Exhibit C herein) is on or before the effective date of this amendment.

Recommendation of the Board of Directors

    The Board of Directors believes that the amendment is necessary to permit shareholders of the Company the flexibility to consider and approve certain corporate actions, and to permit interested shareholders to have fair participation in such actions, without the restrictions of the Minnesota Business Combinations Statute. The Board of Directors unanimously recommends that the shareholders vote FOR the approval of the foregoing amendment to the Company's Articles, identified as Proposal 6, at the 2000 Annual Meeting.

PROPOSAL 7:
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
TO WITHDRAW FROM PROVISIONS OF THE
MINNESOTA CONTROL SHARE ACQUISITION STATUTE

General

    The shareholders are being asked to amend the Company's Articles of Incorporation by the addition of an Article stating that the Company elects not to be subject to the provisions of the Minnesota Control Share Acquisition Statute, Section 302A.671 of the Minnesota Statutes (the "Control Share Act").

Purpose and Effect of Amendment

    The Control Share Act generally restricts the voting of certain percentages of voting control to be acquired in a control share acquisition (as defined) of an issuing public corporation (as defined) until after shareholder approval of the acquisition. A copy of the Control Share Act and related definitions is included in this proxy statement as Exhibit C. There are several important exceptions to the Control Share Act. For example, an acquisition of shares directly from the issuer does not constitute a control share acquisition. However, in general, a control share acquisition means an acquisition, directly or indirectly, by a 'person' of beneficial ownership of shares of an issuing public corporation so that immediately after the acquisition, the acquiring person can exercise or direct the exercise of a new range of voting power. The acquisition of a new range is described as follows:

  •
  At least 20 percent but less than 33 1/3 percent

  •
  At least 33 1/3 percent but less than or equal to 50 percent

  •
  Over 50 percent

    If the number of shares acquired exceeds any of the above ranges, the acquiring person may vote, in the aggregate, only the threshold number of shares held (20%, 33 1/2% or 50%). The Control Share Act requires special shareholder approval in order for the acquiring person's shares to have the same voting rights as other shares of the same class or series. A resolution consenting to those rights must be approved by a majority of the shareholders of the issuing public corporation, excluding the acquiring person. The acquiring person must also provide the issuing public corporation with financial information and an information statement concerning any plans regarding the corporation in order to obtain this approval.

    The Control Share Act is a statutory defense measure used to protect current management when a company is the subject of a takeover attempt. It has the following advantages:

  •
  By instituting statutory controls, it provides management with time to consider all aspects of the proposed acquisition and negotiate for the best selling price;

  •
  It provides management with the flexibility to consider other acquisition offers;

  •
  It preserves the likelihood of continuity and stability in the composition of the Company's Board of Directors and in the policies formulated by the Board;

  •
  It can be used to discourage an unsolicited takeover attempt if the Board determines that the attempt is not in the best interests of the Company and its shareholders;

  •
  It can be used to protect shareholders from takeover attempts that take advantage of a temporarily depressed stock; and

  •
  It provides management with the leverage to insist on the participation of all shareholders in a proposed sale, thereby protecting minority shareholders from a takeover attempt that would result in the purchase of only a controlling interest in the outstanding shares.

    The protections of the Control Share Act allow the Board of Directors time to consider all aspects of a proposed offer to purchase the Company, including possible competitive offers, and permit them to either negotiate a fairer and more appropriate selling price or refuse to sell the Company. However, the use of the Control Share Act can also have some disadvantages for shareholders:

  •
  By discouraging attempts to acquire the Company, it may deprive shareholders an opportunity to sell their shares of Common Stock at a premium over the prevailing market price;

  •
  By preventing the removal of current management, it prohibits the possibility of improvement through replacing them with the acquiring shareholders' preferred management;

  •
  Current management has the option to refuse to sell the Company, which may prevent shareholders interested in selling the Company from obtaining the optimal price for their shares, and

  •
  The delays created by the protections of the Control Share Act may prevent shareholders from obtaining an optimal price for their shares in a competitive market.

    The effect of this amendment is to eliminate the protections of the Control Share Act. It means that any shareholder, including shareholders who acquire more than 20% of the voting power of the Company, will be entitled to vote upon all matters affecting the Company, including votes that may result in its sale or discontinuation. Please refer to the stock ownership table beginning at page 2 of this proxy statement for information concerning shareholders who, because of the percentage of shares of the Company they beneficially own, may be subject to the Control Share Act.

    The Company reviewed the Control Share Act in connection with the comments of the California Department of Corporations, described above. The Company believes that the provisions of the Control Share Act are not in the best interests of all of the shareholders of the Company and may limit any future opportunities for a proposed sale of the Company. This proposal is not being made in response to any perceived accumulation of the Company's Common Stock or any threatened takeover attempt. In addition to the provisions of the Control Share Act, the Company's Articles protect current management by providing for staggered election of the Board of Directors, prohibiting cumulative voting for directors, providing for supermajority voting with respect to the election and removal of directors and electing to be subject to the provisions of the Minnesota Business Combination Statute. These provisions may be used as anti-takeover defenses to protect the Company from proposed acquisitions. They may also serve to maintain and protect the current management of the Company. The Company has no plans to implement any additional measures having a material anti-takeover effect and has presented proposals in this proxy statement for amendment of the supermajority voting provisions in the Articles and to opt out of the antitakeover protections of the Minnesota Business Combination Statute and Control Share Acquisition Statute.

Amendment to Articles

    The resolution proposed for adoption by the shareholders relating to this amendment and the text of the new Article XIV of the Company's Articles are set forth as Proposal 7 on Exhibit A to this proxy statement.

Vote Required

    The affirmative vote of the holders of a majority of the voting power of all shares of the Company entitled to vote, including all shares held by any acquiring person, and the affirmative vote of the holders of a majority of the voting power of all shares of the Company excluding any shares beneficially owned by any officer of the Company, together with the affirmative vote of a majority of the required quorum, is required for approval of this amendment to the Company's Articles at the Company's 2000 Annual Meeting. Recommendation of the Board of Directors

    The Board of Directors believes that the amendment is necessary to permit shareholders of the Company the flexibility to consider and approve certain corporate actions, and to permit interested shareholders to have fair participation in such actions, without the restrictions of the Minnesota Control Share Act. The Board of Directors unanimously recommends that the shareholders vote FOR the approval of the foregoing amendment to the Company's Articles, identified as Proposal 7, at the 2000 Annual Meeting.

PROPOSAL 8:
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO
PERMIT WRITTEN ACTION OF DIRECTORS
BY LESS THAN UNANIMOUS CONSENT

General

    The shareholders are being asked to amend the Company's Articles by the addition of a new Article XV, which will permit the directors of the Company to take action in writing by less than unanimous written consent in accordance with Section 302A.239 of the Minnesota Statutes. The amendment relates only to those actions which the Board of Directors is entitled to take in accordance with the Minnesota Statutes and does not limit or otherwise alter the authority of the shareholders to authorize or approve actions on behalf of the Company.

Purpose and Effect of Amendment

    The Minnesota Statutes permit directors of a company to take action by written consent and to adopt resolutions by less than unanimous written consent provided (i) the action does not require shareholder approval and (ii) the action is signed by the number of directors that would be required to take the same action at a meeting of the Board of Directors at which all directors were present.

Amendment to Articles

    The resolution proposed for adoption by the shareholders relating to this amendment and the full text of new Article XV of the Company's Articles are set forth as Proposal 8 on Exhibit A to this proxy statement. This amendment will provide administrative flexibility to the Board of Directors in taking actions which they are permitted by statute to authorize and will have the same effect as if a majority of the Board of Directors voted in favor of a proposed action at a meeting held for that purpose. The amendment is unrelated to the anti-takeover defenses discussed in the previous proposals and is intended to take advantage of a provision already present in the Minnesota Statutes which the Company had not previously adopted. This proposal is being submitted in accordance with Minn. Stat. sec. 302A.239. This proposal is not being made in response to any perceived accumulation of the Company's Common Stock or any threatened attempt to purchase the Company.

    Action by unanimous written consent is commonly used by companies because it permits timely approval of corporate actions where not all of the directors can attend a meeting in person. However unanimous consent of the directors is not required under the Minnesota statutes to approve corporate actions. Action by less than unanimous written consent enhances the advantages of using a written action because it permits fewer signatures while maintaining the statutory voting requirement needed to approve corporate action at a meeting. It also provides administrative flexibility in situations where the directors may already have discussed and agreed upon a course of action, but because of conflicting schedules and responsibilities cannot meet in person to formally authorize the action. It also has the effect of accommodating talented and qualified directors who are valuable to the Company but, because of their location, schedules and responsibilities, may not always be available to attend board meetings called on short notice.

    Written action by less than unanimous consent facilitates timely formal approval of corporate action when a majority or even all of the directors may have previously considered and discussed a specific action but not all of the directors can be available to meet in person or provide written signatures. These consents also improve the progress of decision-making in difficult situations. For example, assuming time constraints would prevent authorizing an action at a meeting, one director can hold that action hostage by refusing to execute a unanimous written consent. Written action by less than unanimous consent also serves well when a majority or greater number of directors have previously discussed, and may already have informally approved, an action but formal approval is now required and time constraints and scheduling conflicts present holding a meeting to do so. A possible disadvantage in permitting these types of written actions is that they may preclude further delay or discussion of an issue by one or more minority dissenting directors.

    This proposal is being recommended because it is permitted by statute, it offers the advantage of administrative flexibility by enabling the board to act efficiently and effectively, and it can be used as an inducement to recruit and retain talented directors whose schedules and obligations might otherwise prevent them from serving on the board. Scheduling of directors' meetings can be a difficult matter, particularly as the number of directors increases and their respective responsibilities and obligations. The ability of companies to maintain talented and qualified directors requires the Company to offer some administrative flexibility to the directors from whom confirmation of corporate actions is required. Corporate actions may often require formal written approval because of the timing of events and the desire to quickly implement the action. The action itself may already have been discussed at length at one or more previous board meetings involving all of the directors. Permitting the Board of Directors to take written action by less than unanimous consent will facilitate effective and timely implementation of corporate action while maintaining majority approval of the action by the board.

Shareholder Approval

    The affirmative vote of a majority of the outstanding voting shares of the Company, together with the affirmative vote of a majority of the required quorum, is required for approval of this amendment to the Company's Articles at the Company's 2000 Annual Meeting.

Recommendation of the Board of Directors

    The Board of Directors believes that each of the foregoing amendments is necessary to provide the Company with the flexibility and efficiency to take certain actions and to effectively operate in the future. The Board of Directors recommends that the shareholders vote FOR the approval of each of the foregoing amendments to the Company's Articles, as included in Proposal 8, at the 2000 Annual Meeting.

PROPOSAL 9:
ADOPTION OF THE OXBORO MEDICAL INTERNATIONAL, INC.
2000 STOCK OPTION PLAN

General

    The Board of Directors adopted the Oxboro Medical International, Inc. 2000 Stock Option Plan (the "Plan") on January 3, 2000, subject to shareholder approval. The following is a summary of the Plan. Please refer to Exhibit B attached to this Proxy Statement for the full text of the Plan.

Description of Plan

    Purpose.  The purpose of the Plan is to enable the Company and its subsidiaries to retain and attract executives, other key employees, members of the Board of Directors, and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable these individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

    Eligible Participants.  Officers, other key employees of the Company and its subsidiaries, members of the Board of Directors and consultants who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its subsidiaries are eligible to be granted stock options under the Plan. The Company currently has approximately 45 employees and four non-employee directors.

    Administration.  The Plan will be administered either by the Board of Directors or a committee appointed by the Board having at least two directors, all of whom will be non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan vests broad powers in the Committee to administer and interpret the Plan, including the authority to select the individuals to be granted awards and to prescribe the type, form and conditions of the awards (which may vary among participants). The Board has appointed Kenneth W. Brimmer and Gary W. Copperud as Administrators of the Plan.

    Maximum Number of Shares.  The initial total number of shares to be reserved for distribution under the Plan is 150,000 shares of Common Stock of the Company. No person will receive grants of stock options under the Plan that exceed 100,000 shares during any fiscal year of the Company.

    Stock Options.  The Plan permits the granting of two types of options: (i) Incentive Stock Options, which are intended to qualify under Section 422 of the Code, and (ii) Non-Qualified Stock Options. No Incentive Stock Options may be granted under the Plan after January 3, 2010. The option price of an Incentive Stock Option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. If an employee owns more than 10% of the Combined voting power of the Company's outstanding voting stock, the option price shall be no less than 110% of the fair market value of the Company's Common Stock on the date of grant. The closing price of the Company's Common Stock on the Nasdaq SmallCap Market on January 3, 2000 was $3.50.

    Exercise.  Each option will become exercisable at such time and on such conditions as may be determined by the Committee. Upon exercise of an option under the Plan, the exercise price is to be paid by check, by other forms of consideration deemed sufficient by the Board of Committee, or by surrender of previously acquired shares of Common Stock of the Company which, in the case of stock acquired upon exercise of an option, have been owned for more than six months on the date of surrender, valued at its then fair market value. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. The aggregate fair market value (determined as of the time the stock option is granted) of the Common Stock with respect to which an Incentive Stock Option under the Plan is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

    Term; Transfer.  The term of each option is established by the Committee, but shall not exceed 10 years (five years in the event of an optionee who owns more than 10% of the combined voting power of the Company's outstanding voting stock). Each option granted under the Plan is nontransferable during the lifetime of the optionee.

    Other Conditions.  The Committee may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the Plan; however, each incentive stock option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined in the Code.

    Amendment.  The Board of Directors may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation is permitted which (a) would impair the rights of an optionee or participant under a previously granted stock option award, without the optionee's or participant's consent, (b) without the approval of the shareholders of the Company, would cause the Plan no longer to comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code, or any other regulatory requirements, or (c) without the approval of the shareholders of the Company, would result in a repricing of any award or option previously granted under the Plan.

Federal Income Tax Consequences of the Plan

    An optionee will not realize taxable income upon either the granting or exercise of an Incentive Stock Option. In addition, an optionee generally will not realize taxable compensation income upon the exercise of an incentive stock option if he or she exercises it as an employee or within three months after termination of employment (or within one year after termination if the termination results from a permanent or total disability). However, upon exercise of the Incentive Stock Option, the amount by which the fair market value of any shares exercised exceeds the option price is an item of tax preference for purposes of the alternative minimum tax. Upon the sale of such stock, the optionee generally will recognize capital gain or loss provided the stock has been held for at least two years from the date of the option grant and at least one year after the stock was purchased. Such capital gain or loss will be treated as long-term capital gain or loss and taxed at a maximum rate of 20% if the stock was held for at least 18 months, and will be treated as mid-term capital gain or loss and taxed at a maximum rate of 28% if the stock was held for more than 12 months but less than 18 months. If the applicable holding periods are not satisfied, then any gain realized in connection with the disposition of such stock will generally be taxable as ordinary compensation income in the year in which the disposition occurred, to the extent of the difference between the fair market value of such stock on the date of exercise and the option exercise price. The balance of any gain will be characterized as capital gain. The Company is entitled to a tax deduction to the extent, and at the time, that the participant realizes compensation income.

    An optionee also will not realize taxable compensation income upon the grant of a Non-Qualified Stock Option. When an optionee exercises a Non-Qualified Stock Option, he or she realizes taxable compensation income at that time equal to the difference between the aggregate option price and the fair market value of the stock on the date of exercise. Upon the disposal of stock acquired pursuant to the Non-Qualified Option, the optionee's basis for determining taxable gain or loss will be the sum of the option price paid for the stock plus any related compensation income recognized by the optionee, and such gain or loss will be long-term or short-term capital gain or loss depending upon whether the optionee has held the shares for more than one year. Vote Required

    The affirmative vote of a majority of the shares represented at the annual meeting is required for approval of the Plan.

Recommendation of the Board of Directors

    The Board of Directors recommends a vote FOR approval of the Company's 2000 Stock Option Plan presented as Proposal 9 at the Company's 2000 Annual Meeting.

OTHER INFORMATION

Shareholder Proposals For 2001 Annual Meeting

    Any shareholder proposal intended for inclusion in the Company's proxy material for the 2001 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than the close of business on September 27, 2000.

    A shareholder who wishes to make a proposal for consideration at the 2001 Annual Meeting, but does not seek to include the proposal in the Company's proxy material, must notify the Secretary of the Company. The notice must be received no later than December 11, 2000. If the notice is not received by that date, then the persons named on the Company's proxy card for the 2001 Annual Meeting may use their discretionary voting authority when the proposal is raised at the meeting.

    Under the Company's Articles of Incorporation, as amended, for business to be properly brought before the 2001 Annual Meeting, a shareholder must give notice in writing to the Secretary of the Company no later than 50 days prior to the date of the meeting. Any proposal not submitted by that date will not be considered at the 2001 Annual Meeting.

Annual Report

    The Annual Report of the Company for the fiscal year ended September 30, 1999 accompanies this Notice of Annual Meeting and Proxy Statement. Shareholders may also request without charge a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1999 by writing to: Oxboro Medical International, Inc., 13828 Lincoln Street N.E., Ham Lake, Minnesota 55304, Attention: Matthew E. Bellin, President, or by calling the Company at (612) 755-9516.

Relationship with Independent Accountants

    Grant Thornton LLP has served as the Company's principal independent accountants to audit the Company's financial statements for the last five fiscal years. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Cost and Method of Solicitation

    The Company will pay the cost of soliciting proxies and may make arrangements with brokerage firms, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of the Company's Common Stock. The Company will reimburse these parties for their reasonable out-of-pocket expenses incurred in connection with soliciting proxies on behalf of the Company. In addition to solicitation by mail, proxies may be solicited by telephone, electronic transmission or in person by directors, officers and employees of the Company.

Other Matters

    As of the date of this Proxy Statement, management knows of no other matters that may come before the Annual Meeting. However, if matters other than those referred to above should properly come before the Annual Meeting, the individuals named on the enclosed proxy card intend to vote such proxy in accordance with their best judgment.

February 21, 2000	By the Order of the Board of Directors

Matthew E. Bellin President and Chief Operating Officer

EXHIBITS

EXHIBIT A	Proposed Amendments to Articles of Incorporation
EXHIBIT B	Oxboro Medical International, Inc. 2000 Stock Option Plan
EXHIBIT C	Minn. Stat. ss302A.671 through 675 and excerpts of Minn. Stat. sec. 302A.011

EXHIBIT A
PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION

Proposal 2
Amendment to Change the Name of the Company

RESOLVED, That Article I of the Articles of Incorporation of the Company, as amended, be and hereby is amended to read in its entirety as follows:

"ARTICLE I

    The name of this Corporation shall be Oxboro Medical, Inc."

Proposal 3
Amendment to Increase the Authorized Common Stock

RESOLVED, That Article VII of the Articles of Incorporation of the Company, as amended, be and hereby is amended to read in its entirety as follows:

"ARTICLE VII

    A. The aggregate number of shares of Common Stock which this corporation shall have the authority to issue is Twenty Million (20,000,000) shares, having $.01 par value per share.

    B. All shares of Common Stock shall be equal in every respect. At all meetings of the shareholders, each shareholder of record entitled to vote thereat shall be entitled to one (1) vote for each share (and a fractional vote for and equal to each fractional share) of Common Stock standing in his name and entitled to vote at such meetings. Shareholders shall have no rights of cumulative voting. Shareholders shall not be entitled, as a matter of right, preemptive or otherwise, to subscribe or apply for a purchase or receive any part of any unissued stock or other securities of this corporation, or of any stock or other securities issued and thereafter acquired by this corporation."

Proposal 4
Amendment to Establish Undesignated Shares

    RESOLVED, That Article VII of the Articles of Incorporation of the Company, as amended, be and hereby is amended, by the addition of a new paragraph B., to read in its entirety as follows:

"ARTICLE VII

    A. The aggregate number of shares of Common Stock which this corporation shall have the authority to issue is Twenty Million (20,000,000) shares, having $.01 par value per share.

    B. The aggregate number of undesignated shares which this corporation shall have authority to issue is Five Million (5,000,000) shares, having $.01 par value per share. The Board of Directors is authorized to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more classes or series and to set forth the designation of each such class or series and fix the relative rights and preferences of each such class or series, including, but not limited to, fixing the relative voting rights, if any, of each such class or series to the full extent permitted by law.

    C. All shares of Common Stock shall be equal in every respect. At all meetings of the shareholders, each shareholder of record entitled to vote thereat shall be entitled to one (1) vote for each share (and a fractional vote for and equal to each fractional share) of Common Stock standing in his name and entitled to vote at such meetings. Shareholders shall have no rights of cumulative voting. Shareholders shall not be entitled, as a matter of right, preemptive or otherwise, to subscribe or apply for a purchase or receive any part of any unissued stock or other securities of this corporation, or of any stock or other securities issued and thereafter acquired by this corporation."

Proposal 5
Amendment to Reduce Supermajority Voting Provisions

RESOLVED, That Article IX of the Articles of Incorporation of the Company, as amended, be and hereby is amended and restated in its entirety so that each of the three references to shareholder approval by "75% of the voting power" of the Company shall be deleted and replaced by "66 2/3% of the voting power" of the Company and that such Article IX, as so amended, shall read in its entirety as follows:

"ARTICLE IX

    The business and affairs of this corporation shall be managed by or under the direction of a Board of Directors consisting of not less than two persons, who need not be shareholders. The number of directors may be increased by the shareholders or by a 2/3 vote of the entire Board of Directors or decreased by the shareholders to not less than three; provided, however, that any change in the number of directors on the Board of Directors (including, without limitation, changes at annual meetings of shareholders) shall be approved by the affirmative vote of not less than 66 2/3% of the voting power of this corporation's shares outstanding and entitled to vote, voting together as a single class, unless such change shall have been approved by a majority of the entire Board of Directors. If such change shall not have been so approved, the number of directors shall remain the same. For purposes of this Article IX, the shares of this corporation entitled to vote shall be those shares of this corporation's capital stock entitled to vote generally in the election of directors of this corporation.

    The directors shall be divided into three classes, designated Class I, Class II, and Class III, except as otherwise provided pursuant to this Article IX. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1990 annual meeting of shareholders, two directors shall be elected, one of whom shall be a Class I director elected for a one-year term and one of whom shall be a Class III director elected for a three-year term. Any Class II director elected by the shareholders or appointed by the Board of Directors prior to the 1992 annual meeting of shareholders shall serve until the 1992 annual meeting of shareholders. At each succeeding annual meeting of shareholders beginning in 1991, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected or appointed to fill a vacancy resulting from an increase in such class shall hold office resulting from an increase in such class shall hold office initially for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which the director's term expires and until a successor shall be elected and qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Removal of a director from office by the shareholders, with or without cause, shall require the affirmative vote of the greater of (1) a majority of the voting power of this corporation's shares outstanding and entitled to vote, voting together as a single class, or (2) at least 66 2/3% of the voting power of this corporation's shares present and entitled to vote, voting as a single class. Any vacancy on the Board of Directors that results from an increase in the number of directors shall be filled by a majority of the entire Board of Directors then in office, and any other vacancy occurring in the Board of Directors shall be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected or appointed to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as such director's predecessor. In addition to the authority of the shareholders to remove directors as described above, any director appointed by the Board of Directors to fill a vacancy, however created, may be removed prior to such director's initial election by the shareholders, with or without cause, by the vote of a majority of the other members of the Board of Directors then in office.

    Notwithstanding the foregoing, whenever the holders of any one or more classes of capital stock (other than common stock) issued by this corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by or pursuant to the applicable terms of the certificate of designation or other instrument creating such class or series of capital stock, and such directors so elected shall not be divided into classes pursuant to this Article IX unless expressly provided by such terms.

    Only persons who are nominated in accordance with the procedures set forth in this Article IX shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors. Nominations of persons for election to the Board of Directors of this corporation may be made at a meeting of shareholders (a) by or at the direction of the Board of Directors or (b) by any shareholder of this corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Article IX. Nominations by shareholders shall be made pursuant to timely notice in writing to the Secretary of this corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of this corporation not less than 50 days prior to the meeting; provided, however, that in the event that less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, all information relating to such person that is required (or would be required if this corporation were subject to Regulation 14A under the Securities Exchange Act of 1934, as amended) to be disclosed in solicitations of proxies or otherwise pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the corporation's books, of such shareholder and (ii) the class and number of shares of this corporation which are beneficially owned by such shareholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of this corporation that information required to be set forth in a shareholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of this corporation unless nominated in accordance with the procedures set forth in this Article IX. The Chairman of the meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed in this Article IX and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

    At any regular or special meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any shareholder of this corporation who complies with the notice procedures set forth in this Article IX. For business to be properly brought before any regular or special meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of this corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 50 days prior to the meeting, provided, however, that in the event that less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to the shareholders notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the regular or special meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the regular or special meeting (a) a brief description of the business desired to be brought before the meting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on this corporation's books, of the shareholder proposing such business, (c) the class and number of shares of this corporation which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business. Notwithstanding anything in this corporation's Bylaws to the contrary, no business shall be conducted at any regular or special meeting except in accordance with the procedures set forth in this Article IX. The Chairman of the meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this Article IX and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

    Notwithstanding any other provisions of these Articles of Incorporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or these Articles of Incorporation), the affirmative vote of the holders of the greater of (1) a majority of the voting power of this corporation's shares outstanding and entitled to vote or (2) at least 66 2/3% of the voting power of this corporation's shares present and entitled to vote, in each case voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article IX."

Proposal 6
Amendment to Withdraw From Provisions of
the Minnesota Business Combinations Statute

RESOLVED, That pursuant to Section 302A.673, Subdivision 3(b)(3) of the Minnesota Statutes, the shareholders of the Company hereby expressly elect to no longer be subject to the Minnesota Business Combinations Statute, Section 302A.673 of the Minnesota Statutes;

FURTHER RESOLVED, That, except as provided in Section 302A.673, Subdivision 3(c) of the Minnesota Statutes, the adoption of these resolutions shall not apply to any business combinations of the Company with an interested shareholder whose share acquisition date is on or before the effective date of this resolution; and FURTHER RESOLVED, That, effective 18 months from this date, Article XII of the Articles of Incorporation of the Company, as amended, be and hereby is amended to read in its entirety as follows:

"Article XII

    The shareholders of this corporation expressly elect not to be subject to the provisions of the Minnesota Business Combination Statute, Section 302A.673 of the Minnesota Statutes as currently in effect and as may be amended from time to time. This Article XII, as amended, shall become effective 18 months from the date of shareholder approval of this amendment on March   , 2000, and except as otherwise provided in Section 302A.673, Subdivision 3(c) of the Minnesota Statutes, this election shall not apply to any business combination of the corporation with an interested shareholder whose share acquisition date is on or before the effective date of this amendment."

Proposal 7
Amendment to Elect Not to be Subject to the Provisions of the
Minnesota Control Share Acquisition Statute

RESOLVED, That, pursuant to Section 302A.671, Subdivision 1(a) and Subdivision 4a(b) of the Minnesota Statutes, the shareholders of the Company hereby expressly elect not to be subject to the Minnesota Control Share Acquisition Statute, Section 302A.671, et. seq., of the Minnesota Statutes;

FURTHER RESOLVED, That the Articles of Incorporation of the Company, as amended, are hereby amended by the addition of Article XIII, which shall read in its entirety as follows:

"Article XIII

    The shareholders of this corporation expressly elect not to be subject to the provisions of the Control Share Acquisition Statutes, Section 302A.671 of the Minnesota Statutes."

FURTHER RESOLVED, That upon the effective date of filing of this amendment, the existing Article XIII in the Articles of Incorporation shall be renumbered as Article XIV and replaced by the foregoing amendment.

Proposal 8
Amendment to Permit Written Action of the Board of Directors
by Less Than Unanimous Consent

RESOLVED, That the Articles of Incorporation of the Company, as amended, be and hereby are amended by the addition of Article XV, which shall read in its entirety as follows:

"ARTICLE XV

    In accordance with Section 302A.239, Subdivision 1 of the Minnesota Statutes, any actions taken by written consent of the Board of Directors of this corporation, other than an action requiring shareholder approval, shall be effective if signed either by all of the directors or by the number of directors that would be required to take the same action at a meeting of the Board at which all directors were present."

EXHIBIT B

     OXBORO MEDICAL INTERNATIONAL, INC.
2000 STOCK OPTION PLAN

B-i

B-ii

OXBORO MEDICAL INTERNATIONAL, INC.

2000 STOCK OPTION PLAN

SECTION 1.  General Purpose of Plan; Definitions.

    The name of this plan is the Oxboro Medical International, Inc. 2000 Stock Option Plan (the "Plan"). The purpose of the Plan is to enable Oxboro Medical International, Inc. (the "Company") and its Subsidiaries to retain and attract executives, other key employees, members of the Board of Directors, and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

    For purposes of the Plan, the following terms shall be defined as set forth below:

  (a)
  "Board" means the Board of Directors of the Company as it may be comprised from time to time.

  (b)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

  (c)
  "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

  (d)
  "Company" means Oxboro Medical International, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

  (e)
  "Consultant" means any person, including an advisor, engaged by the Company or a Parent Corporation or Subsidiary of the Company to render services and who is compensated for such services and who is not an employee of the Company or any Parent Corporation or Subsidiary of the Company. A Non-Employee Director may serve as a Consultant.

  (f)
  "Disability" means permanent and total disability as determined by the Board or the Committee.

  (g)
  "Early Retirement" means retirement, with consent of the Board or the Committee at the time of retirement, from active employment with the Company or any Subsidiary or Parent Corporation of the Company.

  (h)
  "Fair Market Value" of Stock on any given date shall be determined by the Board or the Committee as follows: (i) if the Stock is listed for trading on one of more national securities exchanges, or is traded on the Nasdaq Stock Market, the last reported sales price on the principal such exchange or the Nasdaq Stock Market on the date in question, or if such Stock shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange or the Nasdaq Stock Market on the first day prior thereto on which such Stock was so traded; or (ii) if the Stock is not listed for trading on a national securities exchange or the Nasdaq Stock Market, but is traded in the over-the-counter market, including the Nasdaq Small Cap Market, the closing bid price for such Stock on the date in question, or if there is no closing bid price for such Stock on such date, the closing bid price on the first day prior thereto on which such price existed; or (iii) if neither (i) nor (ii) is applicable, by any means fair and reasonable by the Board or the Committee, which determination shall be final and binding on all parties.

  (i)
  "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

  (j)
  "Non-Employee Director" means a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934.

  (k)
  "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

  (l)
  "Normal Retirement" means retirement from active employment with the Company or any Subsidiary or Parent Corporation of the Company on or after age 65.

  (m)
  "Outside Director" means a Director who: (a) is not a current employee of the Company or any member of an affiliated group which includes the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for good or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

  (n)
  "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

  (o)
  "Retirement" means Normal Retirement or Early Retirement.

  (p)
  "Stock" means the Common Stock, $0.01 par value per share, of the Company.

  (q)
  "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

  (r)
  "Subsidiary" means any corporation (other than the Company), foreign or domestic, in an unbroken chain of corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  Administration.

    The Plan shall be administered by the Board or by a Committee appointed by the Board which shall have such attributes as will be in compliance with the provisions of Rule 16b-3 of the Securities Exchange Act of 1934 and which and shall serve at the pleasure of the Board. Any or all of the functions of the Board specified in the Plan may be exercised by the Committee designated by the Board, unless the Plan specifically provides otherwise.

    The Board shall have the power and authority to grant Stock Options to eligible optionees pursuant to the terms of the Plan. In particular, the Board shall have the authority:

  (a)
  to select optionees to whom Stock Options may from time to time be granted hereunder;

  (b)
  to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, or a combination of the foregoing, are to be granted hereunder;

  (c)
  to determine the number of shares to be covered by each such award granted hereunder; and

  (d)
  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option and/or the shares of Stock relating thereto); provided, however, that in the event of a merger or asset sale, the applicable provisions of Section 5(c) of the Plan shall govern the acceleration of the vesting of any Stock Option.

    The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Board may delegate to executive officers of the

Company the authority to exercise the powers specified in clauses (a), (b), (c) and (d) above with respect to persons who are not either the chief executive officer of the Company or the four highest paid officers of the Company other than the chief executive officer.

    All decisions made by the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3.  Stock Subject to Plan.

    The total number of shares of Stock reserved and available for distribution under the Plan shall be 150,000. Such shares may consist, in whole or in part, of authorized and unissued shares.

    If any shares that have been optioned cease to be subject to Stock Options, such shares shall again be available for distribution in connection with future awards under the Plan. Upon a stock-for-stock exercise of a Stock Option or upon the withholding of stock for the payment of the option price or taxes, only the net number of shares issued to the optionee shall be used to calculate the number of shares remaining available for distribution under the Plan.

    In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to stockholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, and in the number and option price of shares subject to outstanding options granted under the Plan. In the event such action results in the Company subdividing its outstanding Common Stock into a greater number of shares or declaring a dividend payable in Common Stock, the Stock Option exercise price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock purchasable pursuant to such Stock Option will be proportionately increased. Conversely, in the event the Company's outstanding Common Stock is combined into a small number of shares, the Stock Option exercise price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of such Stock Option will be proportionately reduced.

    Upon each adjustment of the Stock Option exercise price as set forth above, the holder of the Stock Option will thereafter be entitled to purchase, at the option exercise price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the option exercise price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately prior to such adjustment and dividing the product thereof by the option exercise price resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event and provided that the number of shares subject to any award upon exercise of the option resulting from such adjustment shall always be a whole number.

SECTION 4.  Eligibility.

    Officers, other key employees of the Company and its Subsidiaries, members of the Board, and Consultants who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Options under the Plan. The optionees and participants under the Plan shall be selected from time to time by the Board or the Committee, in its sole discretion, from among those eligible, and the Board or the Committee shall determine, in its sole discretion, the number of shares covered by each award.

    Notwithstanding the foregoing, no person shall receive grants of Stock Options under this Plan that exceed 100,000 shares during any fiscal year of the Company.

SECTION 5.  Stock Options.

    Any Stock Option granted under the Plan shall be in such form as the Board or the Committee may from time to time approve. In addition, subject to the restrictions contained in this Plan and applicable law, the Board or the Committee shall have the authority to modify the terms and conditions of any previously granted Stock Option.

    The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after January 3, 2010.

    The Board or its designated Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options. To the extent that any option or portion of an option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

    Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Stock Option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board or its designated Committee shall deem desirable:

  (a)
  Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the designated Committee at the time of grant. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of capital stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the Stock Option is granted.

  (b)
  Option Term. The term of each Stock Option shall be fixed by the Board or its Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the event that the Board or the Committee does not fix the term of a Stock Option, the term shall be ten years from the date the Stock Option is granted. Notwithstanding the foregoing, if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of capital stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

  (c)
  Exercisability. Stock Options shall be exercisable at such time or times as determined by the Board or its Committee at or after grant, subject to the restrictions stated in Section 5(b) above. In the event that the Board or the Committee does not determine the time at which a Stock Option shall be exercisable, such Stock Option shall be exercisable one year after the date of grant. If the Board or the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Board or the Committee may waive such installment exercise provisions at any time.

    The grant of a Stock Option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate or transfer all or any part of its business or assets.

  (d)
  Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Board or the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Board or the Committee at the time of grant or exercise, in its sole discretion, payment in full or in part may also be made in the form of Stock already owned by the optionee (which, in the case of Stock acquired upon exercise of an option, have been owned for more than six months on the date of surrender); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 8.

  (e)
  Non-transferability of Options.

  (i)
  Subject to Section 5(e)(ii) below, no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

  (ii)
  The Board or the Committee may, in its discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to (A) the spouse, children or grandchildren of the optionees ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) a partnership or partnerships in which such Immediate Family Members are the only partners, provided that (1) there may be no consideration for any such transfer, (2) the stock option agreement pursuant to which such options are granted must be approved by the Board or the Committee, and must expressly provide for transferability in a manner consistent with this Section 5(e)(ii), and (3) subsequent transfers of transferred options shall be prohibited except those in accordance with Section 5(e)(i). Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "optionee" herein shall in such event be deemed to refer to the transferee, except that the events of termination of employment of Sections 5(f), 5(g), 5(h) and 5(i) hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified in such Sections.

  (f)
  Termination by Death. If an optionee's employment by the Company or any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be exercised, to the extent it was exercisable at the time of death (or on such accelerated basis as the Board or the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, but may not be exercised after one year from the date of such death (or such shorter period as the Board or the Committee shall specify at grant) or the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

  (g)
  Termination by Reason of Disability. If an optionee's employment by the Company or any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Board or the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment (or such shorter period as the Board or the Committee shall specify at grant) or the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

  (h)
  Termination by Reason of Retirement. If an optionee's employment by the Company or any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such Retirement, but may not be exercised after one year from the date of such Retirement (or such shorter period as the Board or the Committee shall specify at grant) or the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

  (i)
  Other Termination. Unless otherwise determined by the Board or the Committee, if an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

  (j)
  Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

SECTION 6.  Transfer, Leave of Absence, Etc.

    For purposes of the Plan, the following events shall not be deemed a termination of employment:

  (a)
  a transfer of an employee from the Company to a Parent Corporation or a Subsidiary, or a transfer of an employee from a Parent Corporation or a Subsidiary to the Company or any other Parent Corporation or Subsidiary;

  (b)
  a leave of absence, approved in writing by the Board or the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Board or the Committee may approve, in its sole discretion); and

  (c)
  a leave of absence in excess of ninety (90) days, approved in writing by the Board or the Committee, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

SECTION 7.  Amendments and Termination.

    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (a) which would impair the rights of an optionee or participant under a Stock Option award theretofore granted, without the optionee's or participant's consent, (b) which, without the approval of the stockholders of the Company, would cause the Plan no longer to comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code, or any other regulatory requirements, or (c) without the approval of the stockholders of the Company, result in a repricing of any award or option theretofore granted hereunder.

    The Board or the Committee may amend the terms of any award or Stock Option theretofore granted, prospectively or retroactively, to the extent such amendment is consistent with the terms of the Plan, but no such amendment shall impair the rights of any holder without his or her consent except to the extent authorized under the Plan. The Board or the Committee may also substitute new Stock Options for previously granted stock options, including previously granted stock options having higher exercise prices.

SECTION 8.  General Provisions.

  (a)
  The Board or the Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Board or the Committee deems appropriate to reflect any restrictions on transfer.

    All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities laws, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

  (b)
  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company, any Parent Corporation, or any Subsidiary any right to continued employment with the Company, any Parent Corporation, or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company, any Parent Corporation, or any Subsidiary to terminate the employment of any of its employees at any time.

  (c)
  Each participant shall, no later than the date as of which any part of the value of an award first becomes includable as compensation in the gross income of the participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Board or the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company, any Parent Corporation, and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award granted under the Plan, if the terms of such award or Stock Option so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

  (d)
  The Board or the Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase shares of Stock acquired pursuant to the Plan, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Board or the Committee may specify at the time of grant.

  (e)
  The Board or the Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase, or require the forfeiture of, shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company or any Subsidiary or Parent Corporation, directly or indirectly competes with, or is employed by a competitor of, the Company or any Subsidiary or Parent Corporation.

SECTION 9.  Effective Date of Plan.

    The Plan shall be effective on the date it is adopted by the Board of Directors.

    Adopted by the Board of Directors on January 3, 2000.

    Approved by the Shareholders on March      , 2000.

EXHIBIT C

     Minn. Stat. § 302a.671. Control Share Acquisition.

    Subdivision 1. Application. (a) Unless otherwise expressly provided in the articles or in bylaws approved by the shareholders of an issuing public corporation, this section applies to a control share acquisition. A shareholders's proposal to amend the corporation's articles or bylaws to cause this section to be inapplicable to the corporation requires the vote set forth in subdivision 4a, paragraph (b), in order for it to be effective, unless it is approved by a committee of the board comprised solely of directors who:

    (1) are neither officers nor employees of, nor were during the five years preceding the formation of the committee officers or employees of, the corporation or a related organization;

    (2) are neither acquiring persons nor affiliates or associates of an acquiring person;

    (3) were not nominated for election as directors by an acquiring person or an affiliate or associate of an acquiring person; and

    (4) were directors at the time an acquiring person became an acquiring person or were nominated, elected, or recommended for election as directors by a majority of those directors.

    (b) The shares of an issuing public corporation acquired by an acquiring person in a control share acquisition that exceed the threshold of voting power of any of the ranges specified in subdivision 2, paragraph (d), shall have only the voting rights as shall be accorded to them pursuant to subdivision 4a.

    Subdivision 2. Information statement. An acquiring person shall deliver to the issuing public corporation at its principal executive office an information statement containing all of the following:

    (a) the identity and background of the acquiring person, including the identity and background of each member of any partnership, limited partnership, syndicate, or other group constituting the acquiring person, and the identity and background of each affiliate and associate of the acquiring person, including the identity and background of each affiliate and associate of each member of such partnership, syndicate, or other group; provided, however, that with respect to a limited partnership, the information need only be given with respect to a partner who is denominated or functions as a general partner and each affiliate and associate of the general partner;

    (b) a reference that the information statement is made under this section;

    (c) the number and class or series of shares of the issuing public corporation beneficially owned, directly or indirectly, before the control share acquisition by each of the persons identified pursuant to paragraph (a);

    (d) the number and class or series of shares of the issuing public corporation acquired or proposed to be acquired pursuant to the control share acquisition by each of the persons identified pursuant to paragraph (a) and specification of which of the following ranges of voting power in the election of directors that, except for this section, resulted or would result from consummation of the control share acquisition:

    (1) at least 20 percent but less than 33 1/3 percent;

    (2) at least 33 1/3 percent but less than or equal to 50 percent;

    (3) over 50 percent; and

    (e) the terms of the control share acquisition or proposed control share acquisition, including, but not limited to, the source of funds or other consideration and the material terms of the financial arrangements for the control share acquisition; plans or proposals of the acquiring person (including plans or proposals under consideration) to (1) liquidate or dissolve the issuing public corporation, (2) sell all or a substantial part of its assets, or merge it or exchange its shares with any other person, (3) change the location of its principal place of business or its principal executive office or a material portion of its business activities, (4) change materially its management or policies of employment, (5) change materially its charitable or community contributions or its policies, programs, or practices relating thereto, (6) change materially its relationship with suppliers or customers or the communities in which it operates, or (7) make any other material change in its business, corporate structure, management or personnel; and other objective facts as would be substantially likely to affect the decision of a shareholder with respect to voting on the control share acquisition.

    If any material change occurs in the facts set forth in the information statement, including but not limited to any material increase or decrease in the number of shares of the issuing public corporation acquired or proposed to be acquired by the persons identified pursuant to paragraph (a), the acquiring person shall promptly deliver to the issuing public corporation at its principal executive office an amendment to the information statement containing information relating to the material change. An increase or decrease or proposed increase or decrease equal, in the aggregate for all persons identified pursuant to paragraph (a), to one percent or more of the total number of outstanding shares of any class or series of the issuing public corporation shall be deemed "material" for purposes of this paragraph; an increase or decrease or proposed increase or decrease of less than this amount may be material, depending upon the facts and circumstances.

    Subd. 3. Meeting of Shareholders. If the acquiring person so requests in writing at the time of delivery of an information statement pursuant to subdivision 2, and has made, or has made a bona fide written offer to make, a control share acquisition and gives a written undertaking to pay or reimburse the issuing public corporation's expenses of a special meeting, except the expenses of the issuing public corporation in opposing according voting rights with respect to shares acquired or to be acquired in the control share acquisition, within ten days after receipt by the issuing public corporation of the information statement, a special meeting of the shareholders of the issuing public corporation shall be called pursuant to section 302A.433, subdivision 1, for the sole purpose of considering the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to the control share acquisition. The special meeting shall be held no later than 55 days after receipt of the information statement and written undertaking to pay or reimburse the issuing public corporation's expenses of the special meeting, unless the acquiring person agrees to a later date. If the acquiring person so requests in writing at the time of delivery of the information statement, (1) the special meeting shall not be held sooner than 30 days after receipt by the issuing public corporation of the information statement and (2) the record date for the meeting must be at least 30 days prior to the date of the meeting. If no request for a special meeting is made, consideration of the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to the control share acquisition shall be presented at the next special or annual meeting of the shareholders, unless prior thereto the matter of the voting rights becomes moot. The notice of the meeting shall at a minimum be accompanied by a copy of the information statement (and a copy of any amendment to the information statement previously delivered to the issuing public corporation) and a statement disclosing that the board of the issuing public corporation recommends approval of, expresses no opinion and is remaining neutral toward, recommends rejection of, or is unable to take a position with respect to according voting rights to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired in the control share acquisition. The notice of meeting shall be given at least ten days prior to the meeting. Any amendments to the information statement received after mailing of the notice of the meeting must be mailed promptly to the shareholders by the issuing public corporation.

    Subd. 4. Financing. Notwithstanding anything to the contrary contained in this chapter, no call of a special meeting of the shareholders of the issuing public corporation shall be made pursuant to subdivision 3 and no consideration of the voting rights to be accorded to shares referred to in subdivision 1, paragraph (b), acquired or to be acquired pursuant to a control share acquisition shall be presented at any special or annual meeting of the shareholders of the issuing public corporation unless at the time of delivery of the information statement pursuant to subdivision 2, the acquiring person shall have entered into, and shall deliver to the issuing public corporation a copy or copies of, a definitive financing agreement or definitive financing agreements, with one or more responsible financial institutions or other entities having the necessary financial capacity, for any financing of the control share acquisition not to be provided by funds of the acquiring person. A financing agreement is not deemed not definitive for purposes of this subdivision solely because it contains conditions or contingencies customarily contained in term loan agreements with financial institutions.

    Subd. 4a. Voting Rights. (a) Shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition shall have the same voting rights as other shares of the same class or series only if approved by resolution of shareholders of the issuing public corporation at a special or annual meeting of shareholders pursuant to subdivision 3.

    (b) The resolution of shareholders must be approved by (1) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote including all shares held by the acquiring person, and (2) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote excluding all interested shares. A class or series of shares of the issuing public corporation is entitled to vote separately as a class or series if any provision of the control share acquisition would, if contained in a proposed amendment to the articles, entitle the class or series to vote separately as a class or series.

    (c) To have the voting rights accorded by approval of a resolution of shareholders, any proposed control share acquisition not consummated prior to the time of the shareholder approval must be consummated within 180 days after the shareholder approval.

    (d) Any shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition that do not have voting rights accorded to them by approval of a resolution of shareholders shall regain their voting rights upon transfer to a person other than the acquiring person or any affiliate or associate of the acquiring person unless the acquisition of the shares by the other person constitutes a control share acquisition, in which case the voting rights of the shares are subject to the provisions of this section.

    Subd. 5. Rights of Action. An acquiring person, an issuing public corporation, and shareholders of an issuing public corporation may sue at law or in equity to enforce the provisions of this section and section 302A.449, subdivision 7.

    Subd. 6. Redemption. Unless otherwise expressly provided in the articles or in bylaws approved by the shareholders of an issuing public corporation, the issuing public corporation shall have the option to call for redemption all but not less than all shares referred to in subdivision 1, paragraph (b), acquired in a control share acquisition, at a redemption price equal to the market value of the shares at the time the call for redemption is given, in the event (1) an information statement has not been delivered to the issuing public corporation by the acquiring person by the tenth day after the control share acquisition, or (2) an information statement has been delivered but the shareholders have voted not to accord voting rights to such shares pursuant to subdivision 4a, paragraph (b). The call for redemption shall be given by the issuing public corporation within 30 days after the event giving the issuing public corporation the option to call the shares for redemption and the shares shall be redeemed within 60 days after the call is given.

Minn. Stat. § 302A.673. Business Combinations.

    Subdivision 1. Business combination with interested shareholder; approval by directors. (a) Notwithstanding anything to the contrary contained in this chapter (except the provisions of subdivision 3), an issuing public corporation may not engage in any business combination, or vote, consent, or otherwise act to authorize a subsidiary of the issuing public corporation to engage in any business combination, with, with respect to, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, any interested shareholder of the issuing public corporation or any affiliate or associate of the interested shareholder for a period of four years following the interested shareholder's share acquisition date unless the business combination or the acquisition of shares made by the interested shareholder on the interested shareholder's share acquisition date is approved before the interested shareholder's share acquisition date, or on the share acquisition date but prior to the interested shareholder's becoming an interested shareholder on the share acquisition date, by a committee of the board of the issuing public corporation formed in accordance with paragraph (d).

    (b) If a good faith definitive proposal regarding a business combination is made in writing to the board of the issuing public corporation, a committee of the board formed in accordance with paragraph (d) shall consider and take action on the proposal and respond in writing within 30 days after receipt of the proposal by the issuing public corporation, setting forth its decision regarding the proposal.

    (c) If a good faith definitive proposal to acquire shares is made in writing to the board of the issuing public corporation, a committee of the board formed in accordance with paragraph (d), shall consider and take action on the proposal and respond in writing within 30 days after receipt of the proposal by the issuing public corporation, setting forth its decision regarding the proposal.

    (d)(1) When a business combination or acquisition of shares is proposed pursuant to this subdivision, the board shall promptly form a committee composed of all of the board's disinterested directors. The committee shall take action on the proposal by the affirmative vote of a majority of committee members. No larger proportion or number of votes shall be required. Notwithstanding the provisions of section 302A.241, subdivision 1, the committee shall not be subject to any direction or control by the board with respect to the committee's consideration of, or any action concerning, a business combination or acquisition of shares pursuant to this section.

    (2) A committee formed pursuant to this subdivision shall be composed of one or more members. Only disinterested directors may be members of a committee formed pursuant to this subdivision. However, if the board has no disinterested directors, the board shall select three or more disinterested persons to be committee members. Committee members are deemed to be directors for purposes of sections 302A.251, 302A.255, and 302A.521.

    (3) For purposes of this subdivision, a director or person is "disinterested" if the director or person is neither an officer nor an employee, nor has been an officer or employee within five years preceding the formation of the committee pursuant to this section, of the issuing public corporation, or of a related organization.

    Subd. 2. Repealed by Laws 1988, c. 692, ss.19.

    Subd. 3. Application. (a) Unless by express provision electing to be subject to this section contained in the articles or in bylaws approved by the shareholders of an issuing public corporation, this section does not apply to any business combination of an issuing public corporation, that is not, at any time during the period from June 1, 1987, until adoption of the article or bylaw provision, a publicly held corporation.

    (b) Except as provided in paragraph (c), this section does not apply to any business combination of an issuing public corporation:

    (1) if, prior to the time the issuing public corporation becomes a publicly held corporation or becomes subject to this section by virtue of an election under paragraph (a), including any time prior to the time that the corporation becomes an issuing public corporation, articles or bylaws of the corporation contain a provision expressly electing not to be subject to this section;

    (2) if the board of the issuing public corporation adopts, prior to September 1, 1987, an amendment to the issuing public corporation's bylaws expressly electing not to be subject to this section;

    (3) if an amendment to the articles or bylaws of the issuing public corporation is approved by the shareholders, other than interested shareholders and their affiliates and associates, holding a majority of the outstanding voting power of all shares entitled to vote, excluding the shares of interested shareholders and their affiliates and associates, expressly electing not to be subject to this section and the amendment provides that it is not to be effective until 18 months after the vote of shareholders and provides that, except as provided in paragraph (c), it does not apply to any business combination of the issuing public corporation with an interested shareholder whose share acquisition date is on or before the effective date of the amendment; or

    (4) if the business combination was consummated before, or if a binding agreement for the business combination was entered into before, the day following June 1, 1987.

    (c) This section does not apply to any business combination of an issuing public corporation with, with respect to, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with:

    (1) any person that would have been an interested shareholder on June 1, 1987, had this section been in effect on this date and had the issuing public corporation been an issuing public corporation on this date;

    (2) any interested shareholder whose share acquisition date is either before the effective date of the article or bylaw provision by which an issuing public corporation that was not subject to this section immediately prior to the election to be subject to this section, or on the effective date, but prior to the effective time of the article or bylaw provision; or

    (3) in the case of a corporation that was not subject to this section immediately prior to becoming a publicly held corporation, any interested shareholder whose share acquisition date is either before the date on which the corporation becomes a publicly held corporation or on that date, but prior to the time the corporation becomes a publicly held corporation, and to whom the application of this section is expressly excluded by an amendment to the articles or bylaws of the corporation approved by the shareholders before the corporation becomes a publicly held corporation.

    This section applies to any business combination of an issuing public corporation to which it previously did not apply because of provisions in articles or bylaws adopted or approved under paragraph (b), clause (1), (2), or (3), upon an amendment to the articles or bylaws approved by shareholders holding a majority of the outstanding voting power of all shares entitled to vote expressly electing to be subject to this section becoming effective. Also, this section does not apply to any business combination of the corporation with, with respect to, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with any person that would have been an interested shareholder at the effective time of the amendment if this section had been applicable.

Minn. Stat. § 302A.675. Takeover offer; fair price.

    Subdivision 1. Fair price requirement. An offeror may not acquire shares of a publicly held corporation within two years following the last purchase of shares pursuant to a takeover offer with respect to that class, including, but not limited to, acquisitions made by purchase, exchange, merger, consolidation, partial or complete liquidation, redemption, reverse stock split, recapitalization, reorganization, or any other similar transaction, unless the shareholder is afforded, at the time of the proposed acquisition, a reasonable opportunity to dispose of the shares to the offeror upon substantially equivalent terms as those provided in the earlier takeover offer.

    Subd. 2. Exception. Subdivision 1 does not apply if the proposed acquisition of shares is approved, before the purchase of any shares by the offeror pursuant to the earlier takeover offer, by a committee of the board, comprised solely of directors who:

    (1) neither are officers or employees of, nor were during the five years preceding the formation of the committee officers or employees of, the corporation or a related organization;     (2)are neither the offerors nor affiliates or associates of the offeror;

    (3) were not nominated for election as directors by the offeror or an affiliate or associate of the offeror; and

    (4) were directors at the time of the first public announcement of the takeover offer or were nominated, elected, or recommended for election as directors by a majority of the directors.

Minn. Stat. § 302A.011. Definitions.

    Subd. 37. Acquiring Person. "Acquiring person" means a person that makes or proposes to make a control share acquisition. When two or more persons act as a partnership, limited partnership, syndicate, or other group pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise for the purposes of acquiring, owning, or voting shares of an issuing public corporation, all members of the partnership, syndicate, or other group constitute a "person."

    "Acquiring person" does not include (a) a licensed broker/dealer or licensed underwriter who (1) purchases shares of an issuing public corporation solely for purposes of resale to the public and (2) is not acting in concert with an acquiring person, or (b) a person who becomes entitled to exercise or direct the exercise of a new range of voting power within any of the ranges specified in section 302A.671, subdivision 2, paragraph (d), solely as a result of a repurchase of shares by, or recapitalization of, the issuing public corporation or similar action unless (1) the repurchase, recapitalization, or similar action was proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the person or any affiliate or associate of the person or (2) the person thereafter acquires beneficial ownership, directly or indirectly, of outstanding shares entitled to vote of the issuing public corporation and, immediately after the acquisition, is entitled to exercise or direct the exercise of the same or a higher range of voting power under section 302A.671, subdivision 2, paragraph (d), as the person became entitled to exercise as a result of the repurchase, recapitalization, or similar action.

    Subd. 38. Control Share Acquisition. "Control share acquisition" means an acquisition, directly or indirectly, by an acquiring person of beneficial ownership of shares of an issuing public corporation that, except for section 302A.671, would, when added to all other shares of the issuing public corporation beneficially owned by the acquiring person, entitle the acquiring person, immediately after the acquisition, to exercise or direct the exercise of a new range of voting power within any of the ranges specified in section 302A.671, subdivision 2, paragraph (d), but does not include any of the following:

    (a) an acquisition before, or pursuant to an agreement entered into before, August 1, 1984;

    (b) an acquisition by a donee pursuant to an inter vivos gift not made to avoid section 302A.671 or by a distributee as defined in section 524.1-201, clause (10);

    (c) an acquisition pursuant to a security agreement not created to avoid section 302A.671;

    (d) an acquisition under sections 302A.601 to 302A.661, if the issuing public corporation is a party to the transaction;

    (e) an acquisition from the issuing public corporation;

    (f) an acquisition for the benefit of others by a person acting in good faith and not made to avoid section 302A.671, to the extent that the person may not exercise or direct the exercise of the voting power or disposition of the shares except upon the instruction of others;

    (g) an acquisition pursuant to a savings, employee stock ownership, or other employee benefit plan of the issuing public corporation or any of its subsidiaries, or by a fiduciary of the plan acting in a fiduciary capacity pursuant to the plan; or     (h) an acquisition subsequent to January 1, 1991, pursuant to an offer to purchase for cash pursuant to a tender offer all shares of the voting stock of the issuing public corporation:

    (i) which has been approved by a majority vote of the members of a committee comprised of the disinterested members of the board of the issuing public corporation formed pursuant to section 302A.673, subdivision 1, paragraph (d), before the commencement of, or the public announcement of the intent to commence, the tender offer; and

    (ii) pursuant to which the acquiring person will become the owner of over 50 percent of the voting stock of the issuing public corporation outstanding at the time of the transaction.

    For purposes of this subdivision, shares beneficially owned by a plan described in clause (g), or by a fiduciary of a plan described in clause (g) pursuant to the plan, are not deemed to be beneficially owned by a person who is a fiduciary of the plan. All shares the beneficial ownership of which is acquired within a 120-day period, and all shares the beneficial ownership of which is acquired pursuant to a plan to make a control share acquisition, shall be deemed to have been acquired in the same acquisition.

    Subd. 39. Issuing Public Corporation. "Issuing public corporation" means a corporation which has at least 50 shareholders.

    Subd. 40. Publicly Held Corporation. "Publicly held corporation" means a corporation that has a class of equity securities registered pursuant to section 12, or is subject to section 15(d), of the Securities Exchange Act of 1934.

    Subd. 41. Beneficial Owner; Beneficial Ownership. (a) "Beneficial owner," when used with respect to shares or other securities, includes, but is not limited to, any person who, directly or indirectly through any written or oral agreement, arrangement, relationship, understanding, or otherwise, has or shares the power to vote, or direct the voting of, the shares or securities or has or shares the power to dispose of, or direct the disposition of, the shares or securities, except that:

    (1) a person shall not be deemed the beneficial owner of shares or securities tendered pursuant to a tender or exchange offer made by the person or any of the person's affiliates or associates until the tendered shares or securities are accepted for purchase or exchange; and

    (2) a person shall not be deemed the beneficial owner of shares or securities with respect to which the person has the power to vote or direct the voting arising solely from a revocable proxy given in response to a proxy solicitation required to be made and made in accordance with the applicable rules and regulations under the Securities Exchange Act of 1934 and is not then reportable under that act on a Schedule 13D or comparable report, or, if the corporation is not subject to the rules and regulations under the Securities Exchange Act of 1934, would have been required to be made and would not have been reportable if the corporation had been subject to the rules and regulations.

    (b) "Beneficial ownership" includes, but is not limited to, the right to acquire shares or securities through the exercise of options, warrants, or rights, or the conversion of convertible securities, or otherwise. The shares or securities subject to the options, warrants, rights, or conversion privileges held by a person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares or securities of the class or series owned by the person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series owned by any other person. A person shall be deemed the beneficial owner of shares and securities beneficially owned by any relative or spouse of the person or any relative of the spouse, residing in the home of the person, any trust or estate in which the person owns ten percent or more of the total beneficial interest or serves as trustee or executor or in a similar fiduciary capacity, any corporation or entity in which the person owns ten percent or more of the equity, and any affiliate of the person.     (c) When two or more persons act or agree to act as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, owning, or voting shares or other securities of a corporation, all members of the partnership, syndicate, or other group are deemed to constitute a "person" and to have acquired beneficial ownership, as of the date they first so act or agree to act together, of all shares or securities of the corporation beneficially owned by the person.

    Subd. 42. Interested Shares. "Interested shares" means the shares of an issuing public corporation beneficially owned by any of the following persons: (1) the acquiring person, (2) any officer of the issuing public corporation, or (3) any employee of the issuing public corporation who is also a director of the issuing public corporation.

    Subd. 43. Affiliate. "Affiliate" means a person that directly or indirectly controls, is controlled by, or is under common control with, a specified person.

    Subd. 46. Business Combination. "Business combination," when used in reference to any issuing public corporation and any interested shareholder of the issuing public corporation, means any of the following:

    (a) any merger of the issuing public corporation or any subsidiary of the issuing public corporation with (1) the interested shareholder or (2) any other domestic or foreign corporation (whether or not itself an interested shareholder of the issuing public corporation) that is, or after the merger would be, an affiliate or associate of the interested shareholder, but excluding (1) the merger of a wholly-owned subsidiary of the issuing public corporation into the issuing public corporation, (2) the merger of two or more wholly-owned subsidiaries of the issuing public corporation, or (3) the merger of a corporation, other than an interested shareholder or an affiliate or associate of an interested shareholder, with a wholly-owned subsidiary of the issuing public corporation pursuant to which the surviving corporation, immediately after the merger, becomes a wholly-owned subsidiary of the issuing public corporation;

    (b) any exchange, pursuant to a plan of exchange under section 302A.601, subdivision 2, or a comparable statute of any other state or jurisdiction, of shares or other securities of the issuing public corporation or any subsidiary of the issuing corporation or money, or other property for shares, other securities, money, or property of (1) the interested shareholder or (2) any other domestic or foreign corporation (whether or not itself an interested shareholder of the issuing public corporation) that is, or after the exchange would be, an affiliate or associate of the interested shareholder, but excluding the exchange of shares of a corporation, other than an interested shareholder or an affiliate or associate of an interested shareholder, pursuant to which the corporation, immediately after the exchange, becomes a wholly-owned subsidiary of the issuing public corporation;

    (c) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (in a single transaction or a series of transactions), other than sales of goods or services in the ordinary course of business or redemptions pursuant to section 302A.671, subdivision 6, to or with the interested shareholder or any affiliate or associate of the interested shareholder, other than to or with the issuing public corporation or a wholly-owned subsidiary of the issuing public corporation, of assets of the issuing public corporation or any subsidiary of the issuing public corporation (1) having an aggregate market value equal to ten percent or more of the aggregate market value of all the assets, determined on a consolidated basis, of the issuing public corporation, (2) having an aggregate market value equal to ten percent or more of the aggregate market value of all the outstanding shares of the issuing public corporation, or (3) representing ten percent or more of the earning power or net income, determined on a consolidated basis, of the issuing public corporation except a cash dividend or distribution paid or made pro rata to all shareholders of the issuing public corporation;

    (d) the issuance or transfer by the issuing public corporation or any subsidiary of the issuing public corporation (in a single transaction or a series of transactions) of any shares of the issuing public corporation or any subsidiary of the issuing public corporation that have an aggregate market value equal to five percent or more of the aggregate market value of all the outstanding shares of the issuing public corporation to the interested shareholder or any affiliate or associate of the interested shareholder, except pursuant to the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all shareholders of the issuing public corporation other than for the purpose, directly or indirectly, of facilitating or effecting a subsequent transaction that would have been a business combination if the dividend or distribution had not been made;

    (e) the adoption of any plan or proposal for the liquidation or dissolution of the issuing public corporation, or any reincorporation of the issuing public corporation in another state or jurisdiction, proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the interested shareholder or any affiliate or associate of the interested shareholder;

    (f) any reclassification of securities (including without limitation any share dividend or split, reverse share split, or other distribution of shares in respect of shares), recapitalization of the issuing public corporation, merger of the issuing public corporation with any subsidiary of the issuing public corporation, exchange of shares of the issuing public corporation with any subsidiary of the issuing public corporation, or other transaction (whether or not with or into or otherwise involving the interested shareholder), proposed by or on behalf of, or pursuant to any written or oral agreement, arrangement, relationship, understanding, or otherwise with, the interested shareholder or any affiliate or associate of the interested shareholder, that has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of shares entitled to vote, or securities that are exchangeable for, convertible into, or carry a right to acquire shares entitled to vote, of the issuing public corporation or any subsidiary of the issuing public corporation that is, directly or indirectly, owned by the interested shareholder or any affiliate or associate of the interested shareholder, except as a result of immaterial changes due to fractional share adjustments;

    (g) any receipt by the interested shareholder or any affiliate or associate of the interested shareholder of the benefit, directly or indirectly (except proportionately as a shareholder of the issuing public corporation), of any loans, advances, guarantees, pledges, or other financial assistance, or any tax credits or other tax advantages provided by or through the issuing public corporation or any subsidiary of the issuing public corporation.

    Subd. 48. Control. "Control," including the terms "controlling," "controlled by," and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person's beneficial ownership of ten percent or more of the voting power of a corporation's outstanding shares entitled to vote in the election of directors creates a presumption that the person has control of the corporation. Notwithstanding the foregoing, a person is not considered to have control of a corporation if the person holds voting power, in good faith and not for the purpose of avoiding section 302A.673, as an agent, bank, broker, nominee, custodian, or trustee for one or more beneficial owners who do not individually or as a group have control of the corporation.

    Subd. 49. Interested Shareholder. (a) "Interested shareholder," when used in reference to any issuing public corporation, means any person that is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding shares entitled to vote of the issuing public corporation or (2) an affiliate or associate of the issuing public corporation and at any time within the four-year period immediately before the date in question was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares entitled to vote of the issuing public corporation. Notwithstanding anything stated in this subdivision, if a person who has not been a beneficial owner of ten percent or more of the voting power of the outstanding shares entitled to vote of the issuing public corporation immediately prior to a repurchase of shares by, or recapitalization of, the issuing public corporation or similar action shall become a beneficial owner of ten percent or more of the voting power solely as a result of the share repurchase, recapitalization, or similar action, the person shall not be deemed to be the beneficial owner of ten percent or more of the voting power for purposes of clause (1) or (2) unless:

     (i) the repurchase, recapitalization, conversion, or similar action was proposed by or on behalf of, or pursuant to any agreement, arrangement, relationship, understanding, or otherwise (whether or not in writing) with, the person or any affiliate or associate of the person; or

    (ii) the person thereafter acquires beneficial ownership, directly or indirectly, of outstanding shares entitled to vote of the issuing public corporation and, immediately after the acquisition, is the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding shares entitled to vote of the issuing public corporation.

    (b) Interested shareholder does not include:

    (1) the issuing public corporation or any of its subsidiaries; or

    (2) a savings, employee stock ownership, or other employee benefit plan of the issuing public corporation or its subsidiary, or a fiduciary of the plan when acting in a fiduciary capacity pursuant to the plan.

    For purposes of this subdivision, shares beneficially owned by a plan described in clause (2), or by a fiduciary of a plan described in clause (2) pursuant to the plan, are not deemed to be beneficially owned by a person who is a fiduciary of the plan.

    Subd. 51. Share Acquisition Date. "Share acquisition date," with respect to any person and any issuing public corporation, means the date that the person first becomes an interested shareholder of the issuing public corporation; provided, however, that in the event a person becomes, on one or more dates, an interested shareholder of the issuing public corporation, but thereafter ceases to be an interested shareholder of the issuing public corporation, and subsequently again becomes an interested shareholder, "share acquisition date," with respect to that person means the date on which the person most recently became an interested shareholder of the issuing public corporation.

APPENDIX A

1.	Election of Directors	Gervaise Wilhelm	/ /	FOR the nominee	/ /	WITHHOLD AUTHORITY To vote for the nominee
2.	Proposal to approve an amendment to the Articles of Incorporation of the Company to change the name of the Company to "Oxboro Medical, Inc."				/ /	For	/ /	Against	/ /	Abstain
3.	Proposal to approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock to twenty million to (20,000,000).				/ /	For	/ /	Against	/ /	Abstain

— Please fold here —

4.	Proposal to approve an amendment to the Articles of Incorporation of the Company to establish the number of undesignated shares of authorized stock at five million (5,000,000).	/ /	For	/ /	Against	/ /	Abstain
5.	Proposal to approve an amendment to the Articles of Incorporation of the Company to eliminate supermajority voting provisions.	/ /	For	/ /	Against	/ /	Abstain
6.	Proposal to approve an amendment to the Articles of Incorporation of the Company to elect not to be subject to the provisions of the Minnesota Business Combinations Statute.	/ /	For	/ /	Against	/ /	Abstain
7.	Proposal to approve an amendment to the Articles of Incorporation of the Company to elect not to be subject to the provisions of the Minnesota Control Share Acquisitions Statute.	/ /	For	/ /	Against	/ /	Abstain
8.	Proposal to approve an amendment to the Articles of Incorporation of the Company to permit written action by less than all of the Board of Directors.	/ /	For	/ /	Against	/ /	Abstain
9.	Proposal to approve the 2000 Stock Option Plan of the Company.	/ /	For	/ /	Against	/ /	Abstain
10.	In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS (1), (2), (3), (4), (5), (6), (7), (8) and (9).

Address change? Mark Box / /	Dated:	, 2000
Indicate changes below:

Signature(s) in Box

 Please vote, date and sign this proxy exactly as your name is printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

OXBORO MEDICAL INTERNATIONAL, INC.
ANNUAL MEETING OF SHAREHOLDERS
Thursday, March 16, 2000 at 4:00 p.m.
Oxboro Medical International, Inc. 13828 Lincoln Street N.E. Ham Lake, MN 55304

[LOGO]	proxy

The signatory of this card hereby appoints Kenneth W. Brimmer and Gary W. Copperud, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Oxboro Medical International, Inc. (the "Company") held of record by the undersigned on January 18, 2000 and which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on March 16, 2000, or at any adjournment or adjournments thereof, hereby revoking all former proxies.

This Proxy is Solicited on Behalf of the Board of Directors.

If no choice is specified, the proxy will be voted "for" each proposal.

See reverse for voting instructions.

APPENDIX B

1.	Election of Directors	Gervaise Wilhelm	/ /	FOR the nominee	/ /	WITHHOLD AUTHORITY To vote for the nominee
2.	Proposal to approve an amendment to the Articles of Incorporation of the Company to change the name of the Company to "Oxboro Medical, Inc."				/ /	For	/ /	Against	/ /	Abstain
3.	Proposal to approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock to twenty million to (20,000,000).				/ /	For	/ /	Against	/ /	Abstain

— Please fold here —

4.	Proposal to approve an amendment to the Articles of Incorporation of the Company to establish the number of undesignated shares of authorized stock at five million (5,000,000).	/ /	For	/ /	Against	/ /	Abstain
5.	Proposal to approve an amendment to the Articles of Incorporation of the Company to eliminate supermajority voting provisions.	/ /	For	/ /	Against	/ /	Abstain
6.	Proposal to approve an amendment to the Articles of Incorporation of the Company to elect not to be subject to the provisions of the Minnesota Business Combinations Statute.	/ /	For	/ /	Against	/ /	Abstain
7.	Proposal to approve an amendment to the Articles of Incorporation of the Company to elect not to be subject to the provisions of the Minnesota Control Share Acquisitions Statute.	/ /	For	/ /	Against	/ /	Abstain
8.	Proposal to approve an amendment to the Articles of Incorporation of the Company to permit written action by less than all of the Board of Directors.	/ /	For	/ /	Against	/ /	Abstain
9.	Proposal to approve the 2000 Stock Option Plan of the Company.	/ /	For	/ /	Against	/ /	Abstain
10.	In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS (1), (2), (3), (4), (5), (6), (7), (8) and (9).

Address change? Mark Box / /	Dated:	, 2000
Indicate changes below:

Signature(s) in Box

 Please vote, date and sign this proxy exactly as your name is printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

OXBORO MEDICAL INTERNATIONAL, INC.
ANNUAL MEETING OF SHAREHOLDERS
Thursday, March 16, 2000 at 4:00 p.m.
Oxboro Medical International, Inc. 13828 Lincoln Street N.E. Ham Lake, MN 55304

[LOGO]	proxy

The signatory of this card hereby appoints Kenneth W. Brimmer and Gary W. Copperud, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Oxboro Medical International, Inc. (the "Company") held of record by the undersigned on January 18, 2000 and which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on March 16, 2000, or at any adjournment or adjournments thereof, hereby revoking all former proxies.

The Company's stock records indicate that you have not presented your stock certificate(s) for exchange following the 1-for-10 reverse stock split effected in April 1987. Giving effect to this reverse split, and to subsequent stock splits of 3-for-2 (January 1990) and 2-for-1 (March 1991) and reverse 1-for-5 (August 1999), each 1000 shares listed on this proxy card as held of record by you will be entitled to 60 votes on all matters to be presented to the shareholders at the 2000 Annual Meeting. Fractional shares resulting from the splits effected prior to 1999 will be rounded to the next full share and after 1999 will be paid in cash.

This Proxy is Solicited on Behalf of the Board of Directors

If no choice is specified, the proxy will be voted "for" each proposal.

See reverse for voting instructions.

APPENDIX C

1.	Election of Directors	Gervaise Wilhelm	/ /	FOR the nominee	/ /	WITHHOLD AUTHORITY To vote for the nominee
2.	Proposal to approve an amendment to the Articles of Incorporation of the Company to change the name of the Company to "Oxboro Medical, Inc."				/ /	For	/ /	Against	/ /	Abstain
3.	Proposal to approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock to twenty million to (20,000,000).				/ /	For	/ /	Against	/ /	Abstain
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4.	Proposal to approve an amendment to the Articles of Incorporation of the Company to establish the number of undesignated shares of authorized stock at five million (5,000,000).	/ /	For	/ /	Against	/ /	Abstain
5.	Proposal to approve an amendment to the Articles of Incorporation of the Company to eliminate supermajority voting provisions.	/ /	For	/ /	Against	/ /	Abstain
6.	Proposal to approve an amendment to the Articles of Incorporation of the Company to elect not to be subject to the provisions of the Minnesota Business Combinations Statute.	/ /	For	/ /	Against	/ /	Abstain
7.	Proposal to approve an amendment to the Articles of Incorporation of the Company to elect not to be subject to the provisions of the Minnesota Control Share Acquisitions Statute.	/ /	For	/ /	Against	/ /	Abstain
8.	Proposal to approve an amendment to the Articles of Incorporation of the Company to permit written action by less than all of the Board of Directors.	/ /	For	/ /	Against	/ /	Abstain
9.	Proposal to approve the 2000 Stock Option Plan of the Company.	/ /	For	/ /	Against	/ /	Abstain
10.	In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS (1), (2), (3), (4), (5), (6), (7), (8) and (9).

Address change? Mark Box / /	Dated:	, 2000
Indicate changes below:

Signature(s) in Box

 Please vote, date and sign this proxy exactly as your name is printed hereon. When signing as attorney, executor, administrator, trustee, guardian, etc. give full title as such. If the stock is held jointly, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

OXBORO MEDICAL INTERNATIONAL, INC.
ANNUAL MEETING OF SHAREHOLDERS
Thursday, March 16, 2000 at 4:00 p.m.
Oxboro Medical International, Inc. 13828 Lincoln Street N.E. Ham Lake, MN 55304

[LOGO]	proxy

The signatory of this card hereby appoints Kenneth W. Brimmer and Gary W. Copperud, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Oxboro Medical International, Inc. (the "Company") held of record by the undersigned on January 18, 2000 and which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on March 16, 2000, or at any adjournment or adjournments thereof, hereby revoking all former proxies.

The Company's stock records indicate that you have not presented your stock certificate(s) for exchange following the 1-for-5 reverse stock split effected by the Company in August 1999. Giving effect to this reverse split, each 5 shares listed on this proxy card as held of record by you will be entitled to 1 vote on all matters to be presented to the shareholders at the 2000 Annual Meeting.

This Proxy is Solicited on Behalf of the Board of Directors

If no choice is specified, the proxy will be voted "for" each proposal.

See reverse for voting instructions.

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GENERAL INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
Summary Compensation Table
Certain Relationships and Related Transactions
PROPOSAL 2: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE NAME
PROPOSAL 3: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK
PROPOSAL 4: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE UNDESIGNATED SHARES
PROPOSAL 5: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO REDUCE SUPERMAJORITY VOTING PROVISIONS
PROPOSAL 6: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO WITHDRAW FROM PROVISIONS OF THE MINNESOTA BUSINESS COMBINATIONS STATUTE
PROPOSAL 7: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO WITHDRAW FROM PROVISIONS OF THE MINNESOTA CONTROL SHARE ACQUISITION STATUTE
PROPOSAL 8: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO PERMIT WRITTEN ACTION OF DIRECTORS BY LESS THAN UNANIMOUS CONSENT
PROPOSAL 9: ADOPTION OF THE OXBORO MEDICAL INTERNATIONAL, INC. 2000 STOCK OPTION PLAN
OTHER INFORMATION
EXHIBITS
EXHIBIT A PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION
Proposal 2 Amendment to Change the Name of the Company
"ARTICLE I
Proposal 3 Amendment to Increase the Authorized Common Stock
"ARTICLE VII
Proposal 4 Amendment to Establish Undesignated Shares
"ARTICLE VII
Proposal 5 Amendment to Reduce Supermajority Voting Provisions
"ARTICLE IX
Proposal 6 Amendment to Withdraw From Provisions of the Minnesota Business Combinations Statute
"Article XII
Proposal 7 Amendment to Elect Not to be Subject to the Provisions of the Minnesota Control Share Acquisition Statute
"Article XIII
Proposal 8 Amendment to Permit Written Action of the Board of Directors by Less Than Unanimous Consent
"ARTICLE XV
EXHIBIT B
TABLE OF CONTENTS
2000 STOCK OPTION PLAN
EXHIBIT C